                                                                   EXHIBIT 10.52

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                           MASTER REPURCHASE AGREEMENT

                                    BETWEEN

                      MERRILL LYNCH MORTGAGE CAPITAL INC.

                                      AND

                     COUNTRYWIDE MORTGAGE INVESTMENTS, INC.


================================================================================



                          Dated as of October 1, 1993

                               Table of Contents
                               =================


Document                                                             Item No.
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
Master Repurchase Agreement . . . . . . . . . . . . . . . . . . . . .   1

Tri-Party Custody Agreement . . . . . . . . . . . . . . . . . . . . .   2

Commitment Letter . . . . . . . . . . . . . . . . . . . . . . . . . .   3

                          MASTER REPURCHASE AGREEMENT


Between:                                             Dated as of October 1, 1993

MERRILL LYNCH MORTGAGE CAPITAL INC.
and
COUNTRYWIDE MORTGAGE INVESTMENTS, INC.

1.   APPLICABILITY

  From time to time the parties hereto may enter into transactions in which one party ("Seller) agrees to transfer to the other ("Buyer") securities or financial instruments ("Securities") against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Securities at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and shall be governed by this Agreement, including any supplemental terms or conditions contained in Annex I hereto, unless otherwise agreed in writing.

2.  DEFINITIONS

  (a) "Act of Insolvency", with respect to any party, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or substantial part of its property, or (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 15 days, (iii) the making by a party of a general assignment for the benefit of creditors, or (iv) the admission in writing by a party of such party's debts as they become due;

  (b) "Additional Purchased Securities", Securities provided by Seller to Buyer pursuant to Paragraph 4(a) hereof;

  (c) "Buyers Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of a percentage (which may be equal to the percentage that is agreed to as the Seller's Margin Amount under subparagraph
(q) of this Paragraph), agreed to by Buyer and Seller prior to entering into the Transaction, to the Repurchase Price for such Transaction as of such date;

  (d)  "Confirmation", the meaning specified in Paragraph 3(b) hereof;

  (e) "Income", with respect to any Security at any time, any principal thereof then payable and all interest, dividends or other distributions thereon;

  (f)  "Margin Deficit", the meaning specified in Paragraph 4(a) hereof;

  (g)  "Margin Excess", the meaning specified in Paragraph 4(b) hereof;

  (h) "Market Value", with respect to any Securities as of any date, the price for such Securities on such date obtained from a generally recognized source agreed to by the parties or the most recent closing bid quotation from such a source, plus accrued Income to the extent not included therein (other than any income credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) as of such date (unless contrary to market practice for such Securities);

  (i) "Price Differential", with respect to any Transaction hereunder as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction on a 360 day per year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction);

  (j) "Pricing Rate", the per annum percentage rate for determination of the Price Differential;

  (k) "Prime Rate", the price rate of U.S. money center commercial banks as published in The Wall Street Journal;

  (l) "Purchase Date", the date on which Purchased Securities are transferred by Seller to Buyer;

  (m) "Purchase Price", (i) on the Purchase Date, the price at which Purchased Securities are transferred by Seller to Buyer, and (ii) thereafter, such price increased by the amount of any cash transferred by Seller to Buyer pursuant to Paragraph 4(a) hereof or applied to reduce Seller's obligations under clause
(ii) of Paragraph 5 hereof;

  (n) "Purchased Securities", the Securities transferred by Seller to Buyer in a Transaction hereunder, and any Securities substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased Securities" with respect to any Transaction at any time also shall include Additional Purchased Securities delivered pursuant to Paragraph 4(a) and shall exclude Securities returned pursuant to Paragraph 4(b);

  (o) "Repurchase Date", the date on which Seller is to repurchase the Purchased Securities from Buyer, including any date determined by application of the provisions of Paragraphs 3(c) or 11 hereof;

  (p) "Repurchase Price", the price at which Purchased Securities are to be transferred from Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination, increased by any amount determined by the application of the provisions of Paragraph 11 hereof;

  (q) "Seller's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of a percentage (which may be equal to the percentage that is agreed to as the Buyer's Margin Amount under subparagraph (c) of this Paragraph), agreed to by Buyer and Seller prior to entering into the Transaction, to the Repurchase Price for such Transaction a of such date.

3.  INITIATION; CONFIRMATION; TERMINATION

  (a) An agreement to enter into a Transaction may be made orally or in writing at the initiation of either Buyer or Seller. On the Purchase Date for the Transaction, the Purchased Securities shall be transferred to Buyer or its agent against the transfer of the Purchase Price to an amount of Seller.

  (b) Upon agreeing to enter into a Transaction hereunder, Buyer or Seller (or both), as shall be agreed, shall promptly deliver to the other party a written confirmation of each Transaction (a "Confirmation"). The Confirmation shall describe the Purchased Securities (including CUSIP number, if any), identify Buyer and Seller and set forth (i) the Purchase Date, (ii) the Purchase Price,
(iii) the Repurchase Date, unless the Transaction is to be terminable on demand,
(iv) the Pricing Rate or Repurchase applicable the Transaction, and (v) any additional terms or conditions of the Transaction not inconsistent with this Agreement. The Confirmation, together with this Agreement, shall constitute conclusive evidence of the terms agreed between Buyer and Seller with respect to the Transaction to which the Confirmation relates, unless with respect to the Confirmation specific objection is made promptly after receipt thereof. In the event of any conflict between the terms of such Confirmation and this Agreement, this Agreement shall prevail.

  (c) In the case of Transactions terminable upon demand, such demand shall be made by Buyer or Seller, no later than such tie a is customary in accordance with market practice, by telephone or otherwise on or prior to the business day on which such termination will be effective. On the date specified in such demand, or on the date fixed for termination in the case of Transaction having a fixed term, termination of the Transaction will be effected by transfer to Seller or its agent of the Purchased Securities and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) against the transfer of the Repurchase Price to an account of Buyer.

4.  MARGIN MAINTENANCE

  (a) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Buyer is less than the aggregate Buyer's Margin Amount for all such Transactions (a "Margin Deficit"), then Buyer may by notice to Seller require Seller in such

Transactions, at Seller's option, to transfer to Buyer cash or additional Securities reasonably acceptable to Buyer ("Additional Purchased Securities"), so that the cash and aggregate Market Value of the Purchased Securities, including any such Additional Purchased Securities, will thereupon equal or exceed such aggregate Buyer's Margin Amount (decreased by the amount of any Margin Deficit as of such date arising from any Transactions in which such Buyer is acting as Seller).

  (b) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Seller exceeds the aggregate Seller's Margin Amount for all such Transactions at such time (a "Margin Excess"), then Seller may by notice to Buyer require Buyer in such Transactions, at Buyer's option, to transfer cash or Purchased Securities to Seller, so that the aggregate Market Value of the Purchased Securities, after deduction of any such cash or any Purchased Securities so transferred, will thereupon not exceed such aggregate Seller's Margin Amount (increased by the amount of any Margin Excess as of such date arising from any Transactions in which such Seller is acting as Buyer).

  (c) Any cash transferred pursuant to this Paragraph shall be attributed to such Transactions as shall be agreed upon by Buyer and Seller.

  (d) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer or Seller (or both) under subparagraphs (a) and (b) of this Paragraph may be exercised only where a Margin Deficit or Margin Excess exceeds a specified dollar amount or a specified percentage of the Repurchase Prices for such Transactions (which amount or percentage shall be agreed to by Buyer and Seller prior to entering into any such Transactions).

  (e) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer and Seller under subparagraphs
(a) and (b) of this Paragraph to require the elimination of a Margin Deficit or a Margin Excess, as the case may be, may be exercised whenever such a Margin Deficit or Margin Excess exists with respect to any single Transaction hereunder (calculated without regard to any other Transaction outstanding under this Agreement).

5.  INCOME PAYMENTS

  Where a particular Transaction's term extends over an Income payment date on the Securities subject to that Transaction, Buyer shall, as the parties may agree with respect to such Transaction (or, in the absence of any agreement, as Buyer shall reasonably determine in its discretion), on the date such Income is payable either (i) transfer to or credit to the account of Seller an amount equal to such Income payment or payments with respect to any Purchased Securities subject to such Transaction or (ii) apply the Income payment or payments to reduce the amount to be transferred to Buyer by Seller upon termination of the Transaction. Buyer shall not be obligated to take any action pursuant to the preceding sentence to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to Buyer cash or Additional Purchased Securities sufficient to eliminate such Margin Deficit.

6.  SECURITY INTEREST

  Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller of its obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Securities with respect to all Transactions hereunder and all proceeds thereof.

7.  PAYMENT AND TRANSFER

  Unless otherwise mutually agreed, all transfers of funds hereunder shall be in immediately available funds. All Securities transferred by one party hereto to the other party (i) shall be in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignment in blank and such other documentation as the party receiving possession may reasonably request, (ii) shall be transferred on the book-entry system of a Federal Reserve Bank, or (iii) shall be transferred by any other method mutually acceptable to Seller and Buyer. As used herein with respect to Securities, "transfer" is

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intended to have the same meaning as when used in Section 8-313 of the New York
Uniform Commercial Code or, where applicable, in any federal regulation governing transfers of the Securities.

8.  SEGREGATION OF PURCHASED SECURITIES

  To the extent required by applicable law, all Purchased Securities in the possession of Seller shall be segregated from other securities in its possession and shall be identified as subject to this Agreement. Segregation may be accomplished by appropriate identification on the books and records of the holder, including a financial intermediary or a clearing corporation. Title to all Purchased Securities shall pass to Buyer and, unless otherwise agreed by Buyer and Seller, noting in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities or otherwise pledging or hypothecating the Purchased Securities, but no such transaction shall relieve Buyer of its obligations to transfer Purchased Securities to Seller pursuant to Paragraphs 3, 4 or 11 hereof, or of Buyer's obligation to credit or pay income to, or apply income to the obligations of, Seller pursuant to Paragraph 5 hereof.

- --------------------------------------------------------------------------------
  REQUIRED DISCLOSURE FOR TRANSACTIONS IN WHICH THE SELLER RETAINS CUSTODY
  OF THE PURCHASED SECURITIES

  Seller is not permitted to substitute other securities for those subject to this Agreement and therefore must keep Buyer's securities segregated at all times, unless in this Agreement Buyer grants Seller the right to substitute other securities. If Buyer grants the right to substitute, this means that Buyer's securities will likely be commingled with Seller's own securities during the trading day. Buyer is advised that, during any trading day that Buyer's securities are commingled with Seller's securities, they [will]*
  [may]** be subject to liens granted by Seller to [its clearing bank]* [third parties]** and may be used by Seller or deliveries on other securities transactions. Whenever the securities are commingled, Seller's ability to resegregate substitute securities for Buyer will be subject to Seller's ability to satisfy [the clearing]*[any]** lien or to obtain substitute securities.
- --------------------------------------------------------------------------------

*Language to be used under 17 C.F.R. S403.4(e) if Seller is a government securities broker or dealer other than a financial institution.
**Language to be used under 17 C.F.R. S403.5(d) if Seller is a financial institution.

9.  SUBSTITUTION

  (a) Seller may, subject to agreement with and acceptance by Buyer, substitute other Securities for any Purchased Securities. Such substitution shall be made by transfer to Buyer of such other Securities and transfer to Seller of such Purchased Securities. After substitution, the substituted Securities shall be deemed to be Purchased Securities.

  (b) In Transactions in which the Seller retains custody of Purchased Securities, the parties expressly agree that Buyer shall be deemed, for purposes of subparagraph (a) of this Paragraph, to have agreed to and accepted in this Agreement substitution by Seller of other Securities for Purchased Securities; provided, however, that such other Securities shall have a Market Value at least equal to the Market Value of the Purchased Securities for which they are substituted.

10.  REPRESENTATIONS

  Each of Buyer and Seller represents and warrants to the other that (i) it is duly authorized to execute and deliver this Agreement, to enter into the Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (ii) it will engage in such Transactions a principal (or, if agreed in writing in advance of any Transaction by the other party hereto, as agent for a disclosed principal), (iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal), (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect and (v)

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

the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected. On the Purchase Date for any Transaction Buyer and Seller shall each be deemed to repeat all the foregoing representations made by it.

11.  EVENTS OF DEFAULT

  In the even that (i) Seller fails to repurchase or Buyer fails to transfer Purchased Securities upon the applicable Repurchase Date, (ii) Seller or Buyer fails, after one business day's notice, to comply with Paragraph 4 hereof, (iii) Buyer fails to comply with Paragraph 5 hereof, (iv) an Act of Insolvency occurs with respect to Seller or Buyer, (v) any representation made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated, or (vi) Seller or Buyer shall admit to the other its inability to, or its intention not to, perform any of its obligations hereunder (each an "Event of Default"):

  (a) At the option of the nondefaulting party, exercised by written notice to the defaulting party (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency), the Repurchase Date for each Transaction hereunder shall be deemed immediately to occur.

  (b) In all Transactions in which the defaulting party is acting as Seller, if the nondefaulting party exercises or is deemed to have exercised the option referred to n subparagraph (a) of this Paragraph, (i) the defaulting party's obligations hereunder to repurchase all Purchased Securities in such Transactions shall thereupon become immediately due and payable, (ii) to the extent permitted by applicable law, the Repurchase Price with respect to each such Transaction shall be increased by the aggregate amount obtained by daily application of (x) the greater of the Pricing Rate for such Transaction or the Prime Rate to (y) the Repurchase Price for such Transaction as of the Repurchase Date as determined pursuant to subparagraph (a) of this Paragraph (decreased as of any day by (A) any amounts retained by the nondefaulting party with respect to such Repurchase Price pursuant to clause (iii) of this subparagraph, (B) any proceeds from the sale of Purchased Securities pursuant to subparagraph (d)(i) of this Paragraph, and (C) any amounts credited to the account of the defaulting party pursuant to subparagraph (e) of this Paragraph) on a 360 day per year basis for the actual number of days during the period from and including the date of the Event of Default giving rise to such option to but excluding the date of payment of the Repurchase Price as so increased, (iii) all Income paid after such exercise or deemed exercise shall be retained by the nondefaulting party and applied to the aggregate unpaid Repurchase Prices owed by the defaulting party, and (iv) the defaulting party shall immediately deliver to the nondefaulting party any Purchased Securities subject to such Transactions then in the defaulting party's possession.

  (c) In all Transactions in which the defaulting party is acting as Buyer, upon tender by the nondefaulting party of payment of the aggregate Repurchase Prices for all such Transaction, the defaulting party's right, title and interest in all Purchased Securities subject to such Transactions shall be deemed transferred to the nondefaulting party, and the defaulting party shall deliver all such Purchased Securities to the nondefaulting party.

  (d) After one business day's notice to the defaulting party (which notice need not be given if an Act of Insolvency shall have occurred, and which may be the notice given under subparagraph (a) of this Paragraph or the notice referred to in clause (ii) of the first sentence of this Paragraph), the nondefaulting party may:

       (i) as to Transactions in which the defaulting party is acting as Seller, (A) immediately sell, in a recognized market at such price or prices as the nondefaulting party may reasonably deem satisfactory, any or all Purchased Securities subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Securities, to give the defaulting party credit for such Purchased Securities in an amount equal to the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source, against the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder; and

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      (ii) as to Transactions in which the defaulting party is acting as Buyer,
   (A) purchase securities ("Replacement Securities") of the same class and amount as any Purchased Securities that are not delivered by the defaulting party to the nondefaulting party as required hereunder of (B) in its sole discretion elect, in lieu of purchasing Replacement Securities, to be deemed to have purchased Replacement Securities at the price thereof on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source.

  (e) As to Transactions in which the defaulting party is acting as Buyer, the defaulting party shall be liable to the nondefaulting party (i) with respect to Purchased Securities (other than Additional Purchased Securities), for any excess of the price paid (or deemed paid) by the nondefaulting party for Replacement Securities therefor over the Repurchase Price for such Purchased Securities and (ii) with respect to Additional Purchased Securities, for the price paid (or deemed paid) by the nondefaulting party or the Replacement Securities therefor. In addition, the defaulting party shall be liable to the nondefaulting party for interest on such remaining liability with respect to each purchase (or deemed purchase) of Replacement Securities from the date of such purchase (or deemed purchase) until paid in full by Buyer. Such interest shall be at a rate equal to the greater of the Pricing Rate for such Transaction or the Prime Rate.

  (f) For purposes of this Paragraph 11, the Repurchase Price for each Transaction hereunder in respect of which the defaulting party is acting as Buyer shall not increase above the amount of such Repurchase Price for such Transaction determined as of the date of the exercise or deemed exercise by the nondefaulting party of its option under subparagraph (a) of this Paragraph.

  (g) The defaulting party shall be liable to the nondefaulting party for the amount of all reasonable legal or other expenses incurred by the nondefaulting party n connection with or as a consequence of an Event of Default, together with interest thereon at a rat equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate.

  (h) The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

12.  SINGLE AGREEMENT

  Buyer and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and
(iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

13.  NOTICES AND OTHER COMMUNICATIONS

  Unless another address is specified in writing by the respective party to whom any notice or other communication is to be given hereunder, all such notices or communications shall be in writing or confirmed in writing and delivered at the respective addresses set forth in Annex II attached hereto.

14.  ENTIRE AGREEMENT; SEVERABILITY

  This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

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

15.  NON-ASSIGNABILITY; TERMINATION

  The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by either party without the prior written consent of the other party. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement may be canceled by either party upon giving written notice to the other, except that this Agreement shall, notwithstanding such notice, remain applicable to any Transactions then outstanding.

16.  GOVERNING LAW

  This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

17.  NO WAIVERS, ETC.

  No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to subparagraphs 4(a) or 4(b) hereof will not constitute a waiver of any right to do so at a later date.

18.  USE OF EMPLOYEE PLAN ASSETS

     (a) If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

     (b) Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only if Seller furnishes or has furnished to Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

     (c) By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyer that since the date of Seller's latest such financial statements, there has been no material adverse change in Seller's financial condition which Seller has not disclosed to Buyer, and (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Plan Party.

19. INTENT

    (a) The parties recognize that each Transaction is a "repurchase agreement" as that term is defined i Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Securities subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

    (b) It is understood that either party's right to liquidate Securities delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof, is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

20. DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS

    The parties acknowledge that they have been advised that:

    (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under
Section 15 of the Securities Exchange Act of 1934 "1934 Act"), the Securities Investor Protection Corporation has taken the position that the provisions of the securities Investor Protection Act of 1970 ("SIPA") do not protect the other party with respect to any transaction hereunder;

    (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

    (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.

Merrill Lynch Mortgage                  Countrywide Mortgage
  Capital Inc.                            Investments, Inc.


By:____________________________         By:____________________________

Title:   Director                       Title:
         ----------------------                  ----------------------

Date:    August 16, 1993                Date:
         ----------------------                  ----------------------

                                    ANNEX I

                       SUPPLEMENTAL TERMS AND CONDITIONS


  The supplemental terms attached hereto as a continuation of this Annex I are incorporated herein and made a part hereof as though fully set forth on this page.

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                                                                [EXECUTION COPY]


                                    ANNEX I
                                  (continued)

               SUPPLEMENTAL TERMS TO MASTER REPURCHASE AGREEMENT,
                      DATED AS OF OCTOBER 1, 1993, BETWEEN
                    MERRILL LYNCH MORTGAGE CAPITAL INC. AND
                     COUNTRYWIDE MORTGAGE INVESTMENTS, INC.


1.   APPLICABILITY.  These Supplemental Terms (the "Supplemental Terms") to
     -------------
     Master Repurchase Agreement (the "Master Repur-chase Agreement", and collectively with these Supplemental Terms, the "Agreement") modify the terms and conditions under which the parties hereto, from time to time, enter into Transactions. To the extent that these Supplemental Terms conflict with the terms of the Master Repurchase Agreement, these Supplemental Terms shall control.

2.   ADDITIONAL DEFINITIONS.
     ----------------------

     Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Master Repurchase Agreement. Capitalized terms used in the Master Repurchase Agreement whose definitions are modified in these Supplemen-tal Terms shall, for all purposes of the Agreement, be deemed to have such modified definitions.

     "Agency" shall refer to GNMA, FNMA or FHLMC, as the case may be.

     "Agency Cash Purchase Commitment" shall refer (i) to the commitment of an Agency to purchase Mortgage Loans from a Qualified Originator under the Agency's cash purchase program and (ii) where applicable, to the written or printed evidence of such commitment.

     "Agency Custodian" shall mean an institution, acceptable to MLMCI in its sole discretion, that is an approved custodian for the agency to which the related Mortgage Loans will be submitted.

     "Agency Documentation" shall refer collectively to the Guides and parts or chapters thereof and to GNMA, FNMA and FHLMC forms and schedules.

     "Agency Mortgage Loans" shall refer to Mortgage Loans that are, or are intended to be, pooled and are intended to (i) back the Agency Security specified in the related Confirmation/Funding Request or (ii) sold to an Agency under its cash purchase program.

     "Agency Payee Form" shall refer, with respect to Mortgage Loans to be sold to an Agency under its cash purchase program, to FNMA Form 482 (Lender's Designation/Deletion of Payee Information) and FHLMC Form 987 (Wire Transfer Authorization for a Cash Warehouse Delivery), as applicable, and to any superseding or successor form, on which forms MLMCI is designated the payee of the Cash Purchase Price for such Mortgage Loans.

     "Agency Registration Form" shall refer to Form HUD 11705 (Schedule of Subscriber), Fannie Mae Form 2014 (Delivery Schedule), FHLMC Form 939 (Settlement and Information Multiple Registration Form) or FHLMC Form 987 (Warehouse Delivery Form) as applicable, on which it is indicated that the related Agency Security shall be issued to, and in the name of, MLGSI.

     "Agency Security" shall refer to a GNMA Security, a FNMA Security or a FHLMC Security.

     "Approvals" shall refer to the approvals of FHLMC, FNMA and GNMA described in Paragraph 13(c)(ii) of these Supplemental Terms.

     "Bank" shall refer to The First National Bank of Chicago.

     "Business Day" shall mean any day excluding Saturday, Sunday and any day on which banks located in the States of New York or California are authorized or permitted to close for business. All references to "business day" in the Master Repurchase Agreement shall be deemed to be references to Business Day.

     "MLMCI's Margin Amount" shall have the meaning set forth in the Master Repurchase Agreement except that the percentage referred to therein for each Transaction shall be specified in the related Confirmation/Funding Request.

     "Cash Purchase Price" shall refer the cash price, and to the corresponding cash proceeds, to be paid by an Agency, under its cash purchase program, for Mortgage Loans sold by a Qualified Originator that are the subject of a Transaction.

     "Closing Agent" shall refer to a title company, closing attorney or other agent that disburses funds on behalf of a Qualified Originator in connection with the origination of a Mortgage Loan; each such title company, closing attorney or other agent must be acceptable to MLMCI in its sole discretion.

     "CMI" shall refer to Countrywide Mortgage Investments, Inc.

     "Collateral Submission Summary" shall refer to the Collateral Submission Summary substantially in the form attached as an exhibit to the Custody Agreement.

     "Commitment/Certificate of Insurance" shall refer to the Commitment/Certificate of Insurance issued by a Qualified Insurer with respect to each Mortgage Loan and held by the Custodian pursuant to the Custody Agreement.

     "Commitment Number" shall mean the commitment number provided by a Qualified Originator to CMI, and communicated by CMI to the Custodian, with respect to a Mortgage Loan indicating that such Mortgage Loan has either been designated (i) to be included in a pool of Agency Mortgage Loans backing an Agency Security, (ii) for sale to an Agency under an Agency purchase program or (iii) to be included in a pool of Non-Agency Mortgage Loans to be sold to a Trade Investor.

     "Confirmation/Funding Request" shall have the meaning of "Confirmation" as set forth in the Master Repurchase Agreement but shall be substantially in the form attached hereto as Exhibit B, in the case of Agency Mortgage Loans intended to back an Agency Security, Exhibit C in the case of Non-Agency Mortgage Loans and Exhibit D in the case of Agency Mortgage Loans that are not intended to back an Agency Security.

     "Custody Agreement" shall refer to the Custody Agreement, dated as of October 1, 1993, by and among MLMCI, CMI, the Bank and the Custodian named therein, as the same may be modified and amended from time to time.

     "Custodian" shall refer to the custodian named in the Custody Agreement.

     "FHA" shall refer to the Federal Housing Administration.

     "FHLMC" shall refer to the Federal Home Loan Mortgage Corporation.

     "FHLMC Guide" shall refer to the Freddie Mac Seller's and Servicers' Guide,
                                      -----------------------------------------
     as such Guide may hereafter from time to time be amended.

     "FHLMC Security" shall refer to a Mortgage Participation Certificate issued and guaranteed by FHLMC and backed by a pool of Agency Mortgage Loans.

     "FNMA" shall refer to the Federal National Mortgage Association.

     "FNMA Guide" shall refer to the Fannie Mae Selling and Servicing Guide, as
                                     --------------------------------------
     such Guide may hereafter from time to time be amended.

     "FNMA Security" shall refer to a Guaranteed Mortgage Pass-Through Certificate issued and guaranteed by FNMA and backed by a pool of Agency Mortgage Loans.

     "GEMICO" shall refer to General Electric Mortgage Insurance Corporation, a North Carolina stock insurance company.

     "GNMA" shall refer to the Government National Mortgage Association.

     "GNMA Guide" shall refer to the GNMA Mortgage-Backed Securities Guide, as
                                     -------------------------------------
     such Guide may hereafter from time to time be amended.

     "GNMA Security" shall refer to a fully-modified pass-through mortgage-backed certificate guaranteed by GNMA and backed by a pool of Agency Mortgage Loans.

     "Instruction Letters" refer to the irrevocable instructions to Servicers substantially in the form of Exhibit A hereto.

     "Master Agency Custodian Bailee Letter" shall refer to a Master Agency Custodian bailee letter in the form attached as an exhibit to the Custody Agreement.

     "Master Bailee Letter" shall refer to a master bailee letter in the form attached as an exhibit to the Custody Agreement.

     "MLGSI" shall refer to Merrill Lynch Government Securities Inc.

     "MLMCI" shall refer to Merrill Lynch Mortgage Capital Inc.

     "Mortgage Loan Income" shall mean income payable with respect to a Mortgage Loan including all amounts payable on account of such Mortgage Loan whether principal, interest, partial prepayments, prepayments in full, penalties, advance payments or expenses and whether payable by or from the mortgagor or the Servicer for such Mortgage Loan.

     "Mortgage Loans" shall refer to the residential mortgage loans secured by first liens delivered to the Custodian pursuant to the Custody Agreement and shall include both Agency and Non-Agency Mortgage Loans.

     "Non-Agency Mortgage Loans" shall refer to Mortgage Loans that are not intended to back an Agency Security or to be sold to an Agency under its cash purchase program; such

     Mortgage Loans may, however, conform to Agency securitization requirements and may, at a later date, become Agency Mortgage Loans.

     "PMI" shall refer to PMI Mortgage Insurance Co.

     "Qualified Insurer" shall refer to GEMICO, PMI or UGI.

     "Qualified Originator" shall refer to a correspondent of CMI that originates Mortgage Loans and subsequently assigns its rights thereto to CMI pursuant to a warehouse lending agreement between CMI and such Qualified Originator.

     "Securities" shall, in addition to the definition set forth in the Master Repurchase Agreement, refer to Mortgage Loans.

     "Security Release Form" shall refer to (i) Freddie Mac Form 996 (Warehouse Lender Release of Security Interest) in the case of a FHLMC Security, (ii) Fannie Mae Form 2004 (Secu-rity Release Certification) in the case of a FNMA Security and (iii) Form HUD 11711A (Release of Security Interest) in the case of a GNMA Security.

     "Seller's Margin Amount" shall have the meaning set forth in the Master Repurchase Agreement except that the percentage referred to therein for each Transaction shall be specified in the related Confirmation/Funding Request.

     "Servicer" shall, with respect to any Mortgage Loan, refer to the related Qualified Originator.

     Supplemental Agency Custodian Bailee Letter" shall refer to a supplemental Agency Custodian bailee letter in the form attached as an exhibit to the Custody Agreement.

     "Supplemental Bailee Letter" shall refer to a supplemental bailee letter in the form attached as an exhibit to the Custody Agreement.

     "Takeout Commitment" shall refer to a trade confirmation from the Takeout Investor to a Qualified Originator, which trade confirmation has been assigned by the Qualified Originator to CMI, confirming the details of a forward trade between the Takeout Investor and such Qualified Originator with respect to one or more Agency Securities, which trade confirmation shall be valid, binding and in full force and effect and relate to pools of Agency Mortgage Loans that satisfy the "good delivery standard" of the Public Securities Association as set forth in the Public Securities
                                                       -----------------
     Association Uniform Practices Guide.
     -----------------------------------

     "Trade Commitment" shall refer to a trade confirmation or similar document from the Trade Investor to a Qualified Originator, which trade confirmation has been assigned by the Qualified Originator to CMI, confirming the details of a mandatory forward trade or similar arrangement reasonably acceptable to MLMCI between the Trade Investor and such Qualified Originator with respect to one or more Non-Agency Mortgage Loans, which trade confirmation or similar document shall be valid, binding and in full force and effect and relate to pools of Non-Agency Mortgage Loans that satisfy the delivery standards of the related Trade Investor.

     "Takeout Investor" shall refer to a securities dealer or other financial institution, reasonably acceptable to MLMCI, who has made a Takeout Commitment. A list of Takeout Investors that are acceptable to MLMCI as of the date hereof is set forth at Exhibit F hereto, which list may be modified from time to time by MLMCI in its reasonable discretion.

     "Trade Investor" shall refer to a securities dealer or other financial institution (other than an Agency), reasonably acceptable to MLMCI, who has made a Trade Commitment. A list of Trade Investors that are acceptable to MLMCI as of the date hereof is set forth at Exhibit F hereto, which list may be modified from time to time by MLMCI in its reasonable discretion.

     "Third Person" shall have the meaning set forth in the Custody Agreement.

     "Transaction" shall, in addition to the definition set forth in the Master Repurchase Agreement, refer to substitutions pursuant to Paragraph 9 of the Master Repurchase Agreement.

     "UGI" shall refer to United Guaranty Insurance Company.

     "VA" shall refer to the Department of Veterans Affairs.

     "Warehouse Lending Agreement" shall refer to a lending agreement between CMI and a Qualified Originator substantially in the form of Exhibit E hereto.

3.   MODIFICATION OF PARAGRAPH 4 OF THE MASTER REPURCHASE AGREEMENT.
     --------------------------------------------------------------

     (a) Paragraph 4 of the Master Repurchase Agreement is hereby amended by adding the following sentence at the end of subparagraph (a):

               In case of a Margin Deficit with respect to Mortgage Loans, CMI shall transfer cash or Mortgage Loans to satisfy its obligations hereunder; provided, however, CMI may transfer Mortgage Loans only to
                     --------  -------
          the extent that they have been reviewed by the Custodian pursuant to the Custody Agreement and the Custodian has furnished its Certification with respect thereto.

     (b) Paragraph 4(a) of the Master Repurchase Agreement is hereby further amended to provide that CMI shall transfer the cash or Mortgage Loans to MLMCI (in the manner contemplated by the Agreement and the Custody Agreement) prior to the close of business in New York City on the Business Day following the date of such notice.

4.   MODIFICATION OF PARAGRAPH 5 OF THE MASTER REPURCHASE AGREEMENT.  Paragraph
     --------------------------------------------------------------
     5 of the Master Repurchase Agreement is hereby amended by adding the following after the last sentence of such Paragraph:

               So long as an Event of Default shall not have occurred and be continuing, CMI shall collect all Mortgage Loan Income on behalf of MLMCI.

               If an Event of Default shall have occurred and is continuing, CMI shall, upon request of MLMCI, send to MLMCI, immediately upon receipt, all payments of Mortgage Loan Income received by CMI.

               In addition, if an Event of Default shall have occurred and is continuing, MLMCI may, in its sole discretion, send Instruction Letters to the Servicers directing such Servicers to make all payments of Mortgage Loan Income directly to MLMCI.

5.   MODIFICATION OF PARAGRAPH 7 OF THE MASTER REPURCHASE AGREEMENT.  Paragraph
     --------------------------------------------------------------
     7 of the Master Repurchase Agreement is hereby amended by adding the following after the last sentence of such Paragraph:

               MLMCI shall disburse funds in the manner contemplated by the Custody Agreement through an agent of the Custodian on behalf of CMI to Closing Agents. In the case of Mortgage Loans, transfer of such Mortgage Loans to MLMCI shall occur as of the date on which MLMCI receives (i) the Collateral Submission Summary executed by the Custodian, (ii) a list of the names and addresses of each Servicer and
          (iii) a list identifying the Servicer with respect to each such Mortgage Loan.

               In the case of Mortgage Loans, MLMCI shall have the unconditional right, in its sole discretion using its reasonable business judgment, to demand that CMI deliver to MLMCI original executed Instruction Letters and, within 24 hours after MLMCI's making such demand, CMI shall fully comply therewith. Upon termination of any Transaction with respect to Mortgage Loans by repayment of the Repurchase Price to MLMCI by CMI, MLMCI shall redeliver to CMI any such executed letters of instructions delivered by CMI to MLMCI pursuant to the immediately preceding sentence that have not been sent by MLMCI to a Servicer.

               In the case of Mortgage Loans transferred by MLMCI to a Third Person, MLMCI shall send a notice to the Custodian and transfer of such Mortgage Loans to any Third Person shall occur when such Third Person receives the acknowledgment of the Custodian identifying such Mortgage Loans. Any Mortgage Loans repurchased by CMI pursuant to Subparagraph 3(c) or 11(c) of the Master Repurchase Agreement shall be transferred to CMI or its agent upon the receipt by the Custodian from MLMCI of a notice of transfer which confirms the release of MLMCI's interest in any such Mortgage Loans.

6.   MODIFICATION OF PARAGRAPH 8 OF THE MASTER REPURCHASE AGREEMENT.  Paragraph
     --------------------------------------------------------------
     8 of the Master Repurchase Agreement is amended by adding the following at the end of the last sentence thereof:

               In the case of Mortgage Loans, MLMCI hereby grants to CMI the right to perform in MLMCI's stead under any repurchase, reverse repurchase or similar transaction in which MLMCI has sold, loaned or otherwise transferred the Mortgage Loans in the event that MLMCI has defaulted on its obligation to repurchase or accept redelivery of such Mortgage Loans in conformity with the terms of any such transaction and so long as an Event of Default under this Agreement on the part of CMI shall not have occurred and be continuing.

7.   MODIFICATIONS OF PARAGRAPH 11 OF THE MASTER REPURCHASE AGREEMENT.
     ----------------------------------------------------------------
     Paragraph 11 of the Master Repurchase Agreement is hereby further amended by adding new subsections (i), (j), (k) and (l) to such Paragraph:

               (i) Any sales of Purchased Securities, pursuant to Paragraph 11(d)(i) of this Agreement, which are Mortgage Loans may be effected in public or private sales as MLMCI may reasonably deem appropriate and at such price or prices as MLMCI may reasonably deem satisfactory. In the event MLMCI elects in lieu of so selling such Purchased Securities to give CMI credit for such Purchased Securities, such credit shall be in an amount equal to the Market Value thereof on the date of such election or, if applicable, the prevailing price therefor in a recognized market.

               (j) MLMCI shall exercise reasonable efforts (the reasonableness of which shall be determined by MLMCI in its discretion in light of the circumstances) to provide notice to CMI prior to exercising any remedy in respect of an Event of Default by CMI, provided, however,
                                                           --------  -------
          that notwithstanding anything in this Agreement to the contrary, MLMCI shall not be required, prior to exercising any remedy in respect of an Event of Default by CMI, to give any notice otherwise required hereunder, if MLMCI reasonably believes that (i) the Mortgage Loans then held by MLMCI threaten to decline speedily in value or (ii) any delay occasioned by the giving of such notice will jeopardize MLMCI's ability to recover, by sale of such Securities or otherwise, all or part of the then-outstanding amount of the Repurchase Price or of any other amounts owed to MLMCI in connection therewith. If no prior notice is given, MLMCI shall give notice to CMI of the remedies effected by MLMCI promptly thereafter.

               (k) Any purchases of Replacement Securities, pursuant to Paragraph 11(d)(ii) of this Agreement, which are Mortgage Loans shall be of the same or similar class, series and amount as the Purchased Securities that are not delivered by MLMCI and may be effected in public or private purchases, in each case as CMI may reasonably deem appropriate and at such price or prices as CMI may reasonably deem satisfactory. In the event CMI elects in lieu of so purchasing such Replacement Securities to be deemed to have purchased Replacement Securities in a commercially reasonable manner as provided in Paragraph 11(d)(ii), such Replacement Securities shall be deemed to have been purchased at the Market Value thereof or, if applicable, at the prevailing price therefor in a recognized market.

8.   CONFIRMATION/FUNDING REQUESTS.
     -----------------------------

     (a) Each Confirmation/Funding Request shall be prepared and duly executed by CMI and delivered to MLMCI:

          (i) prior to 2:00 p.m., New York City time, on the proposed Purchase Date for the related Transaction in the case of Confirmation/Funding Requests for sums not greater than $5,000,000; and

         (ii) prior to 1:00 p.m., New York City time, on the Business Day prior to the proposed Purchase Date for the related Transaction in the case of Confirmation/Funding Requests for sums in excess of $5,000,000.

          Each such Confirmation/Funding Request delivered by CMI to MLMCI shall be complete in every respect except for the signature of an authorized signatory of MLMCI.

     (c) Each Confirmation/Funding Request shall be binding upon the parties hereto unless written notice of objection is given by the objecting party to the other party within one (1) Business Day after MLMCI has delivered the completed Confirmation/Funding Request to CMI.

     (d) Notwithstanding the last sentence of Paragraph 3(b) of the Master Repurchase Agreement, in the event of any conflict between the terms of a Confirmation/Funding Request and the Agreement, such Confirmation/Funding Request shall prevail.

9.   INCOME PAYMENTS.  All payments and distributions, whether in cash or in
     ---------------
     kind, made on or with respect to the Purchased Securities shall, unless otherwise mutually agreed by MLMCI and CMI, be paid, delivered or transferred:

     (a) in the case of Agency Securities, directly to MLGSI as agent for MLMCI; and

     (b) in the case of Mortgage Loans, so long as an Event of Default on the part of CMI or an Additional Event of Termination set forth in Paragraph 11 of these Supple-mental Terms shall not have occurred and be continuing, directly to the related Qualified Originator from the related mortgagor.

10.  MARKET VALUE DETERMINATION.  MLMCI shall determine the Mar-ket Value for
     --------------------------
     the Purchased Securities in its reasonable business judgment from time to time and at such time as it may elect in its sole discretion; provided,
                                                                   --------
     however, that MLMCI shall not take into account (i) any Mortgage Loan that
     -------
     has been delinquent for at least thirty (30) days and for which all delinquent payments shall not have been advanced by the servicers, (ii) any Mortgage Loan with respect to which there is a breach of a representation, warranty or covenant made by CMI in the Agreement or the Custody Agreement that materially adversely affects MLMCI's interest in such Mortgage Loan and which breach has not been cured prior to the date on which Market Value is being determined, (iii) any Mortgage Loan that is subject to the Agreement or the Custody Agreement for more than sixty (60) days in aggregate or (iv) any Mortgage Loan that has been subject to the Agreement for more than two (2) Business Days and respecting which CMI shall not have advised the Custodian of a Commitment Number; and provided further,
                                                       -------- -------
     however, that the Market Value of the Purchased Securities shall in no
     -------
     event exceed the amount of money lent by CMI to the related Qualified Originator in respect of such Purchased Securities.

11.  INTENT OF THE PARTIES; SECURITY INTEREST.
     ----------------------------------------

     (a) Each Transaction involving Mortgage Loans is entered into in contemplation of (i) the issuance of one or more Agency Securities backed by the related Agency Mortgage Loans, (ii) the sale of Agency Mortgage Loans to an Agency under its cash purchase program or (iii) the sale of Non-Agency Mortgage Loans to a Trade Investor. The parties intend that, (1) in the case of clause (i) of the preceding sentence, the related Qualified Originator will act as issuer or seller/servicer with respect to such Agency Securities, as applicable, and that each Agency Security will be issued in the name of, and delivered to or upon the order of, MLGSI, (2) in the case of clause
          (ii) of the preceding sentence, the Cash Purchase Price relating to such Mortgage Loans will be paid by the related Agency through the Bank to MLMCI and (3) in the case of clause (iii) of the preceding sentence, the purchase price for the Non-Agency Mortgage Loans will be paid by the related Trade Investor through the Bank to MLMCI.

     (b) In the event, for any reason, any Transaction is con-strued by any court as a secured loan rather than a purchase and sale, the parties intend that MLMCI shall have a perfected first priority security interest in all of the Purchased Securities.

     (c) CMI shall pay all fees and expenses associated with perfecting such security interest including, without limitation, the cost of filing financing statements under the Uniform Commercial Code, to the extent required by MLMCI or its counsel, and any fees charged by the Custodian or an Agency Custodian.

12.  DELIVERY OF ADDITIONAL DOCUMENTS.
     --------------------------------

     (a) CMI shall, simultaneously with the funding of each Transaction, deliver to MLMCI through the Custodian a fully executed Collateral Submission Summary and all other applicable documents required by the Custody Agreement.

     (b) In the case of a Transaction involving Agency Mortgage Loans that have been designated to back an Agency Security, CMI shall deliver, or shall cause the related Qualified Originator to deliver, to MLMCI through the Custodian or the related Agency Custodian a copy of the related Agency Registration Form in form and substance satisfactory to MLMCI.

     (c) In the case of a Transaction involving Non-Agency Mortgage Loans, CMI shall deliver, or shall cause the related Qualified Originator to deliver, to MLMCI through the Custodian evidence either (i) of a Commitment/Certificate of Insurance covering such Non-Agency Mortgage Loans in form and substance satisfactory to MLMCI or (ii) a binding Trade Commitment from a Trade Investor relating to such Mortgage Loans.

     (d) In the case of a Transaction involving Agency Mortgage Loans that have been designated intended to be sold to an Agency under its cash purchase program, CMI shall deliver, or shall cause the related Qualified Originator to deliver, to MLMCI through the Custodian or the related Agency Custodian a copy of the related Agency Payee Form.

     (e) CMI shall, simultaneously with the funding of the initial Transaction under the Agreement relating to each type of Agency Security and from time to time thereafter upon the request of MLMCI, cause the Qualified Originators to each deliver to MLMCI evidence of the commitment of FHLMC, FNMA or GNMA, as appropriate, pursuant to which the related Agency Securities shall be issued.

     (f) CMI shall, promptly upon a request of MLMCI with respect to any Transaction under the Agreement relating to Mortgage Loans designated to be sold to an Agency under its cash purchase program, deliver, or shall cause the related Qualified Originator to deliver, to

          MLMCI evidence of the related Agency Cash Purchase Commitment.

     (g) MLMCI shall, with respect to each Transaction involving Agency Mortgage Loans, cause the Custodian to be provided with an executed Security Release Form appropriate for the related Agency Security indicating that MLMCI releases its interest in the related Agency Mortgage Loans (i) in the case of securitization of such Mortgage Loans into one or more Agency Securities, upon the issuance of such Agency Security or Securities and (ii) in the case of the cash purchase of such Mortgage Loans, upon such Agency's payment of the related Cash Purchase Price. Such form shall be pre-pared by CMI and provided to the Custodian on behalf of MLMCI in advance of the date on which delivery thereof is required to be made to the related Agency. The Custodian shall execute such form on behalf of MLMCI.

     (h) CMI shall cause any documents relating to a Mortgage Loan that are delivered to a Trade Investor for inspection prior to purchase to be delivered under an enforceable Master Bailee Letter, as supplemented by a Supplemental Bailee Letter, that requires such Trade Investor to act as bailee and custodian for MLMCI with respect to such documents.

     (i) CMI shall cause any documents relating to a Mortgage Loan that are delivered to an Agency Custodian in connection with the securitization by, or sale to, an Agency to be delivered under an enforceable Master Agency Custodian Bailee Letter, as supplemented by a Supplemental Agency Custodian Bailee Letter, that requires such Agency Custodian to act as bailee and custodian for MLMCI with respect to such documents.

13.  REPRESENTATIONS, WARRANTIES AND COVENANTS.
     -----------------------------------------

     (a) Each party represents and warrants, and shall on and as of the Purchase Date of any Transaction be deemed to represent and warrant, as follows:

          (i) The execution, delivery and performance of the Agreement and the performance of each Transaction do not and will not result in or require the crea-tion of any lien, security interest or other charge or encumbrance (other than pursuant hereto) upon or with respect to any of its properties;

         (ii) The Agreement is, and each Transaction when entered into under the Agreement will be, a legal, valid and binding obligation of it enforceable against it in accordance with the terms of the Agreement, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforce-ability, to general principles of equity (regard-less of whether enforcement is sought in a proceed-ing in equity or at law); and

        (iii) Since the date of the most recent balance sheet or financial statement delivered by it pursuant to Paragraph 16 hereof, there has been no material adverse change in its financial condition or results of operations.

     (b) CMI represents and warrants as to each Transaction and, if applicable, the Mortgage Loans relating thereto as of the Purchase Date of such Transaction as follows:

          (i) All information provided by CMI to MLMCI concerning the Mortgage Loans is true and correct;

         (ii) All data and other information provided by or on behalf of CMI to the Custodian, whether in writing, by electronic transmission or on computer tape or diskette or otherwise, is true and correct;

        (iii) No Mortgage Loan shall have any scheduled payments of Mortgage Loan Income in default or delinquent by more than 30 days within the past 12 months unless the Servicer shall have advanced such payment;

         (iv) CMI shall cause each Mortgage Loan to be serviced in accordance with standards maintained by servicers of mortgage loans (i) as required by the applicable Agency in the case of Agency Mortgage Loans and (ii) generally accepted in the mortgage servicing industry as reasonable and prudent in the case of Non-Agency Mortgage Loans;

          (v) CMI had a perfected first-priority security interest in each Mortgage Loan immediately prior to the purchase thereof by MLMCI under the Agreement;

         (vi) MLMCI has a perfected first-priority security interest in each Mortgage Loan purchased under the Agreement and no further action, other than the possession by the Custodian of certain documents relating thereto pursuant to the Custody

               Agreement, is necessary in order to maintain such perfected first-priority security interest;

        (vii) CMI is able to produce and deliver to MLMCI the Instruction Letters pursuant to Paragraph 5 of these Supplemental Terms within 24 hours after MLMCI's demand for them and such Instruction Letters are enforceable instructions against the addressees;

       (viii) No Mortgage Loan was subject to a warehouse lien or other lien or encumbrance immediately prior to the purchase thereof by MLMCI under the Agreement other than the lien of CMI under its Warehouse Lending Agreement with the related Qualified Originator;

         (ix) Each of the Qualified Insurers has made a written representation to MLMCI, in form and substance satisfactory to MLMCI and which representation has not been amended and continues in full force and effect, to the effect that, as to each Non-Agency Mortgage Loan purchased by MLMCI under the Agreement and as to which a Commitment/Certificate of Insurance has been issued by such Qualified Insurer, notwithstanding the fact that a Qualified Originator is the named insured on such Commitment/Certificate of Insurance, MLMCI may, after notifying such Qualified Insurer that an Event of Default has occurred and is continuing, without any action or consent on the part of the related Qualified Originator and upon payment of the applicable premium and completion of the related Commitment/Certificate of Insurance, have the related Mortgage Loan insured under a mortgage pool insurance policy of such Qualified Insurer established by MLMCI or its designee which policy shall name MLMCI or its designee as the insured;

          (x) To the best of CMI's knowledge, upon due inquiry and reasonable investigation, no Qualified Originator has suffered a material adverse change in its business, operations, properties, prospects or condition (financial or otherwise);

         (xi) CMI, Countrywide Funding Corporation, Countrywide Mortgage Corporation or any affiliate thereof are not Qualified Originators nor has any Qualified Originator been established by any of them; and

        (xii) The aggregate outstanding principal amount of Mortgage Loans subject to the Agreement at any time that were originated by a single Qualified Originator does not exceed $20,000,000.

     (c) CMI represents and warrants as to each Transaction involving Agency Mortgage Loans and the Agency Mortgage Loans relating thereto as of the Purchase Date of such Transaction as follows:

          (i) The consummation of the Transaction as contem-plated herein and in the Custody Agreement will not violate any policy, regulation or guideline of the FHA or VA or result in the voiding or reduc-tion of the FHA insurance, VA guarantee or any other insurance or guarantee in respect of any Mortgage Loan, and such insurance or guarantee is in full force and effect or shall be in full force and effect as required by the applicable GNMA Guide, FNMA Guide or FHLMC Guide;

         (ii) Each Qualified Originator is either (i) approved as an originator by the related Takeout Investor or (ii) a GNMA-approved issuer, a GNMA-approved servicer, a FHA-approved mortgagee, a VA-approved lender, a FNMA-approved issuer, a FNMA-approved servicer or a FHLMC-approved seller/servicer in good standing ("Approvals");

        (iii) Each Agency Mortgage Loan conforms to the requirements and specifications (including, without limitation, all representations and warranties required in respect thereof) set forth in the GNMA Guide, FNMA Guide or FHLMC Guide, as applicable;

         (iv) There exists for each Agency Mortgage Loan a binding Takeout Commitment from a Takeout Investor to the related Qualified Originator or a binding commitment from an Agency to purchase such Mortgage Loan under its cash purchase program;

          (v) Each and every document, certificate, instrument, insurance policy, escrow and any other item neces-sary to satisfy the final delivery requirements of FHLMC, FNMA or GNMA as required by the FHLMC Guide, the FNMA Guide or the GNMA Guide, as appli-cable, for the issuance of the related Agency Security or the purchase by the related Agency are in form and substance acceptable to FHLMC, FNMA or GNMA, as appropriate, and have been delivered to the Custodian;

         (vi) CMI has no notice or knowledge of any fact, event or circumstance whatsoever on the basis of which FHLMC, FNMA or GNMA, as applicable, may (i) delay the issuance of, or refuse to issue, the related Agency Security or (ii) delay the payment of, or refuse to pay, the related Cash Purchase Price;

        (vii) Each copy of the document or documents evidencing the Agency commitment delivered to MLMCI through the Custodian pursuant to Paragraph 12(e) of these Supplemental Terms, and each copy of the Agency Cash Purchase Commitment delivered to MLMCI pursuant to Paragraph 12(f) of these Supplemental Terms, is a true and correct copy, and such Agency commitment or Agency Cash Purchase Commitment, as applicable, has not been withdrawn, amended or supplemented except as has been theretofore disclosed to MLMCI in writing;

       (viii) Each Agency Mortgage Loan that has been designated to back an Agency Security conforms in all respects with all requirements of the Takeout Commitment applicable to the Agency Security to be backed by such Agency Mortgage Loans;

         (ix) Each Takeout Commitment is a legal, valid and binding obligation of the parties thereto enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

          (x) Each Takeout Commitment has been duly and validly assigned to CMI by the related Qualified Originator and such assignment is enforceable against such Qualified Originator in accordance with its terms;

         (xi) The Qualified Originator relating to each Mortgage Loan that has been designated to be sold to an Agency under its cash purchase program has duly and validly assigned the right to receive the cash proceeds of such sale to CMI and CMI has full power and authority (corporate and other) to assign, and has duly and validly so assigned, the right to receive such cash proceeds to MLMCI; and

        (xii) Each Takeout Commitment assigned or pledged by CMI to MLMCI is enforceable by MLMCI against the related Takeout Investor.

     (d) CMI represents and warrants as to each Transaction involving Non-Agency Mortgage Loans as of the Purchase Date of such Transaction as follows:

          (i) There exists for each Non-Agency Mortgage Loan either: (a) a binding Trade Commitment from a Trade Investor to the related Qualified Originator or (b) an enforceable Commitment/Certificate of Insurance in form and substance satisfactory to MLMCI;

         (ii) Each Non-Agency Mortgage Loan conforms in all respects with all requirements of any applicable Trade Commitment;

        (iii) Notwithstanding any other provision of the Agreement, no Non-Agency Mortgage Loan for which a Commitment/Certificate of Insurance has been issued shall be subject to the Agreement or to the Custody Agreement for any period after the date occurring 37 days prior to the expiration date for the related
               Commitment/Certificate of Insurance;

         (iv) Each Trade Commitment has been duly and validly assigned to CMI by the related Qualified Originator and such assignment is enforceable against such Qualified Originator in accordance with its terms; and

          (v) Each Trade Commitment assigned or pledged by CMI to MLMCI is enforceable by MLMCI against the related Trade Investor.

     (e)  CMI covenants with MLMCI as follows:

          (i) CMI shall immediately notify MLMCI if any Approvals are withdrawn or modified;

         (ii) In the case of a Transaction involving Agency Mortgage Loans, CMI shall not alter or amend the Agency Registration Form relating to such Transaction following the initial preparation thereof without the express approval of MLMCI;

        (iii) In the case of a Transaction involving Agency Mortgage Loans to be sold to an Agency under its cash purchase program, CMI shall not alter or amend the "payee" designation on any Cash Purchase

               Loan Schedule or Agency Payee Form relating to such Transaction without the express prior written approval of MLMCI;

         (iv) Without MLMCI's express prior written approval, CMI shall not execute, in favor of any third party other than MLMCI or MLGSI, any assignment of rights held or purportedly held by CMI under a given Agency Cash Purchase Commitment, Takeout Commitment or Trade Commitment;

         (v) CMI shall be at the time it delivers any Purchased Securities to the Custodian or MLMCI for any Transaction, and shall continue to be, through the Purchase Date relating to each such Transaction, the legal and beneficial owner of such Purchased Securities free and clear of any lien, security interest, option or encumbrance except for the security interest created by the Agreement;

         (vi) CMI shall promptly notify MLMCI after the occurrence of any change contemplated by Paragraph 11(a) of these Supplemental Terms;

        (vii) Notwithstanding any other provision of the Agreement, no Mortgage Loan shall be subject to the Agreement or to the Custody Agreement for more than 90 days in aggregate;

       (viii) All data and other information relating to the Mortgage Loans provided at any time by or on behalf of CMI to the Custodian, whether in writing, by electronic transmission or on computer tape or diskette or otherwise, will be true and correct;

        (ix) CMI will maintain on its Non-Agency Mortgage Loans either a Trade Commitment or a Commitment/ Certificate of Insurance, in each case, in form and substance acceptable to MLMCI;

        (x) CMI will provide, or will cause to be provided, written notice to MLMCI of the date on which any Agency Security is to be issued and delivered by the related agency at least two (2) Business Days prior to such issuance and delivery;

        (xi) CMI shall immediately notify MLMCI if any representations, warranties or covenants of CMI under the Guaranty are breached;

       (xii) CMI shall immediately notify MLMCI if CMI discovers that any Qualified Originator has suffered a material adverse change in its business, operations, properties, prospects or condition (financial or otherwise); and

      (xiii) CMI shall immediately advise MLMCI if CMI believes that any Commitment Number reported to it by a Qualified Originator does not accurately indicate the status of the related Mortgage Loan.

14.  EVENTS OF DEFAULT.
     -----------------

     (a) The term "Event of Default" shall, in addition to the definition set forth in the Master Repurchase Agree-ment, include the following events:

          (i) Any governmental or self-regulatory authority shall take possession of MLMCI or CMI or all or substantially all its property or appoint any such trustee, receiver, conservator or other official, or such party shall take any action to authorize any of the actions set forth in this clause (i).

         (ii) MLMCI or CMI shall have reasonably determined that the other party is or will be unable to meet its commitments under the Agreement, shall have noti-fied such other party of such determination and such other party shall not have responded with appropriate information to the contrary to the satisfaction of the notifying party within forty-eight (48) hours.

         (iii) A final judgment by any competent court in the United States of America for the payment of money in an amount of at least $1,000,000 is rendered against the defaulting party, and the same remains undischarged or unpaid for a period of 60 days during which execution of such judgment is not effectively stayed.

          (iv) The Agreement shall for any reason cease to create a valid, first priority security interest in any of the Purchased Securities purported to be cov-ered thereby; provided, however, that such
                                                 --------  -------
               circum-stance shall not constitute an Event of Default if, after determining the Market Value of the Mortgage Loans without taking into account the Mortgage Loans with respect to which such circum-stance has occurred, no other Event of Default shall have occurred and be continuing.

          (v) Any representation or warranty made by CMI in the Agreement or the Custody Agreement shall have been incorrect or untrue when made or repeated or when deemed to have been made or repeated and MLMCI's interests shall have been materially adversely affected thereby.

         (vi) CMI shall breach any covenant in the Agreement or the Custody Agreement and MLMCI's interests shall have been materially adversely affected thereby.

        (vii) Any Approvals of CMI are materially adversely modified or revoked.

       (viii) An Act of Insolvency shall occur with respect to CMI or any controlling entity.

     (b) In addition to the other remedies available to MLMCI or CMI upon the occurrence and during the continuance of an Event of Default by the other party, MLMCI shall have the following additional remedies upon the occur-rence and during the continuance of an Event of Default by CMI;

           (i) All rights of CMI and any Qualified Originator to receive payments which any of them would otherwise be authorized to receive pursuant to Paragraph 5 of the Agreement shall cease, and all such rights shall thereupon become vested in MLMCI, which shall thereupon have the sole right to receive such payments and apply them to the aggregate unpaid Repurchase Prices owed by CMI.

          (ii) All payments that are received by CMI or any Qualified Originator contrary to the provisions of the preceding clause (i) shall be received in trust for the benefit of MLMCI and shall be segregated from other funds of CMI.

         (iii) MLMCI may unilaterally instruct the Servicers to direct all payments of Mortgage Loan Income directly to MLMCI pursuant to the Instruction Letters.

     (c) Any sale of Purchased Securities under Paragraph 11 of the Master Repurchase Agreement shall be conducted in a commercially reasonable manner.

     (d) Expenses incurred in connection with an Event of Default shall include without limitation those costs and expenses incurred by the nondefaulting party as a result of the early termination of any repurchase agreement or reverse repurchase agreement entered into by the nondefaulting party in connection with the Transaction then in default.

15.  ADDITIONAL EVENTS OF TERMINATION.
     --------------------------------

     At the option of MLMCI, exercised by written notice to CMI, the Repurchase Date for any or all Transactions under the Agreement shall be deemed to immediately occur in the event that:

     (a) With respect to any Mortgage Loans that MLMCI and CMI agree will back publicly issued securities with respect to which Merrill Lynch, Pierce, Fenner & Smith Incorporated will act as lead manager of the underwriting thereof, at the option of MLMCI, exercised by written notice to CMI, the Repurchase Date for a Transaction shall be deemed to immediately occur in the event that CMI removes or replaces Merrill Lynch, Pierce, Fenner & Smith Incorporated as such lead manager;

     (b) In the reasonable judgment of MLMCI a material adverse change shall have occurred in the business, operations, properties, prospects or condition (financial or otherwise) of CMI;

     (c) MLMCI shall request written assurances as to the finan-cial well-being of CMI and such assurances shall not have been provided verbally within twenty-four (24) hours and in writing within forty-eight (48) hours of such request;

     (d) CMI shall be in default with respect to any normal and customary covenants under any material contract or agreement to which it is a party (which covenants include, but are not limited to, an Act of Insolvency of CMI or the failure of CMI to make required payments under such contract or agreement as they become due) which default permits acceleration of the obligations of CMI under such contract or agreement by any other party thereto;

     (e) CMI shall merge or consolidate into any entity unless the surviving or resulting entity shall be a corporation organized under the laws of the United States and such entity expressly assumes by written agreement, executed and delivered to MLMCI in form and substance satisfactory to MLMCI, the performance of all of CMI's duties and obligations hereunder and under the Custody Agreement;

     (f) A firm of independent accountants shall have failed to issue an opinion or shall have issued a qualified opinion in connection with the most recent audited financial statements of CMI; or

     (g) A Qualified Originator shall have suffered a material adverse change in its business, operations, properties, prospects or condition (financial or otherwise) and (i) MLMCI's interests shall have been materially adversely affected thereby and (ii) CMI shall not have paid to MLMCI the Repurchase Price relating to the Mortgage Loans subject to the Agreement that were originated by such Qualified Originator.

     The acceleration of the Repurchase Date as provided in this Paragraph 15 shall be in addition to any other rights of the parties to cause such an acceleration under the Agreement.

16.  FINANCIAL STATEMENTS.
     --------------------

     (a) As of the date hereof, MLMCI and CMI shall each provide the other with its audited year-end financial statements and its most recent available interim finan-cial statement. MLMCI and CMI shall from time to time each provide the other with audited year-end financial statements and additional available interim financial statements upon such other party 's reasonable request.

     (b) CMI shall provide MLMCI, at the expense of CMI without request of MLMCI, with all periodic unaudited balance sheets and income statements from time to time as soon after the preparation thereof as practicable.

     (c) Each delivery of Purchased Securities by CMI to MLMCI hereunder will constitute a representation by CMI that there has been no material adverse change in CMI's financial condition not disclosed to MLMCI since the date of CMI's most recent unaudited balance sheet or income statement delivered to MLMCI. CMI shall provide MLMCI, from time to time at CMI's expense, with such information of a financial or operational nature as MLMCI may reasonably request promptly upon receipt of such request.

17.  REPURCHASE PRICE; PRICE DIFFERENTIAL.  The Price Differen-tial shall be
     ------------------------------------
     payable in arrears with respect to each Transaction, together with the Purchase Price therefor, on the termination date for the related Transaction or as may be otherwise mutually agreed upon by the parties and as specified in the related Confirmation/Funding Request. Payment of the Repurchase Price (including the Price Differential) shall be made by wire transfer in immediately available funds or in such other manner as may be mutually agreed upon by MLMCI and CMI in writing. Amounts received by MLMCI after 3:00 p.m., New York City time, on any Business Day shall be deemed to have been paid by CMI and received by MLMCI on the next succeeding Business Day.

18.  ADDITIONAL INFORMATION; CONFIDENTIALITY.
     ---------------------------------------

     (a) At any reasonable time CMI shall permit MLMCI, its agents or attorneys, to inspect and copy any and all documents and data in their possession pertaining to each Mortgage Loan that is the subject of any Transac-tion. Such inspection shall occur upon the request of MLMCI at a mutually agreeable location during regular business hours and on a date not more than two (2) Business Days after the date of such request.

     (b) CMI agrees to provide MLMCI from time to time with such information concerning CMI of a financial or opera-tional nature as MLMCI may reasonably request.

     (c) CMI acknowledges that the Agreement and the Custody Agreement are confidential in nature and CMI agrees that, unless otherwise directed by a court of competent jurisdiction or as may be required by federal or state law (which determination as to federal or state law shall be based upon written advice of counsel), it shall limit the distribution of such documents to its officers, employees, attorneys, accountants and agents as required in order to conduct its business with MLMCI.

19.  MARGIN MAINTENANCE.  Paragraph 4(a) of the Master Repurchase Agreement is
     ------------------
     hereby modified to provide that if the notice to be given by MLMCI to CMI under such paragraph is given at or prior to 10:00 a.m. New York City time on a Business Day, CMI shall transfer the cash or Additional Purchased Securi-ties to MLMCI (in the manner contemplated by the Agreement and the Custody Agreement) prior to the close of business in New York City on the date of such notice, and if such notice is given after 10:00 a.m. New York City time, CMI shall transfer the cash or Additional Purchased Securities (in the manner as aforesaid) prior to the close of business in New York City on the Business Day following the date of such notice.

20.  APPOINTMENT OF AGENT.  MLMCI hereby appoints MLGSI as its agent for
     --------------------
     purposes of the receipt, registration and sale of Agency Securities.

21.  FURTHER ASSURANCES.  CMI shall promptly provide such further assurances or
     ------------------
     agreements as MLMCI may request in order to effect the purposes of the Agreement.

22.  MLMCI AS ATTORNEY-IN-FACT.  MLMCI is hereby appointed to act after the
     -------------------------
     occurrence and during the continuation of an Event of Default as the attorney-in-fact of CMI for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments that MLMCI may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, MLMCI shall have the right and power during the occurrence and continuation of any Event of Default to (i) take any action MLMCI deems prudent to direct the receipt of payments on any Mortgage Loan from the servicer and master servicer thereof to MLMCI or its designee, including, without limitation, the sending of any letter which irrevocably instructs such servicer or master service to make all payment directly to MLMCI or its designee, and
     (ii) receive, endorse and collect all checks made payable to the order of CMI representing any payment on account of the principal of or interest on any of the Purchased Securities and to give full discharge for the same. MLMCI agrees that, so long as an Event of Default shall not have occurred and be continuing, it will provide prior notice to CMI of any actions taken by MLMCI pursuant to the power granted by this Paragraph 22.

23.  TERMINATION.  Notwithstanding any provisions of Paragraph 15 of the Master
     -----------
     Repurchase Agreement to the contrary, this Agreement and all Transactions outstanding hereunder shall terminate automatically without any requirement for notice on the date occurring eleven calendar months and twenty-nine days after the date as of which this Agreement is entered into; provided, however, that this Agreement and any Transaction outstanding hereunder may be extended by mutual agreement of MLMCI and CMI; and provided further, however, that no such party shall be obligated to agree to such an extension.

24.  MAXIMUM TRANSACTION AMOUNT.
     --------------------------

          (a) The aggregate outstanding Repurchase Price for the Purchased Securities subject to the Agreement as of any date of determination shall not exceed $100,000,000.

          (b) The aggregate outstanding principal amount of Non-Agency Mortgage Loans subject to the Agreement at any time shall not exceed $50,000,000.

          (c) The aggregate outstanding principal amount of Mortgage Loans subject to the Agreement at any time that were originated by a single Qualified Originator shall not exceed $20,000,000.

25.  EXPENSES.  Each party shall bear its own expenses in connection with the
     --------
     Transactions contemplated hereby.

26.  AGENCY DOCUMENTATION.  All references in this Agreement to items of Agency
     --------------------
     Documentation shall, if such items are amended or superseded from time to time by the related Agency, be deemed references to such Agency Documentation as so amended or superseded.

27.  COUNTERPARTS.  This Agreement may be executed in any number of
     ------------
     counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

28.  BINDING TERMS.  All of the covenants, stipulations, promises and agreements
     -------------
     in the Agreement shall bind the successors and assigns of the parties hereto, whether expressed or not.

29.  NOTICES AND OTHER COMMUNICATIONS.  Any provision of Paragraph 13 of the
     --------------------------------
     Master Repurchase Agreement to the contrary notwithstanding, any notice required or permitted by the Agreement shall be in writing (including telegraphic, facsimile or telex communication) and shall be effective and deemed delivered only when received by the party to which it is sent; provided, however, that a facsimile transmission shall be deemed to be
     --------  -------
     received when transmitted so long as the transmitting machine has provided an electronic confirmation of such transmission and such transmission has occurred not earlier than 9:30 a.m. New York City time and not later than 5:00 p.m. New York City time. Any such notice shall be sent to a party at the address or facsimile transmission number set forth in Annex II attached hereto.

30.  INCORPORATION OF TERMS.  The Master Repurchase Agreement as supplemented
     ----------------------
     hereby shall be read, taken and construed as one and the same instrument.

                                                                       EXHIBIT A
                                                                       ---------

                      LETTER OF INSTRUCTIONS TO SERVICERS
                      -----------------------------------

[Servicer]

Gentlemen:

     On [date], Countrywide Mortgage Investments, Inc. ("CMI") sold to Merrill Lynch Mortgage Capital Inc. ("MLMCI") all of CMI's right, title and interest in and to the mortgage loans identified on Schedule A attached to this letter and made a part hereof (the "Mortgage Loans"). Accordingly, CMI hereby unconditionally and irrevocably instructs you to pay to MLMCI, pursuant to the terms of our existing servicing arrangements, any and all monies received by you on or after [date] which would have been payable from time to time by you to CMI on account of or otherwise in connection with the Mortgage Loans, including without limitation any and all principal, interest, partial prepayments, prepayments in full, penalties, advance payments, or expenses; provided,
                                                               --------
however, that any such monies representing scheduled payments of principal of or
- -------
interest on such Mortgage Loans due prior to [date] shall be paid to CMI.

     All such monies should be paid by you to the order of MLMCI in the manner and on the date such monies would have been payable to CMI, as follows:

                    Bankers NYC
                    Acct.:  MLMCI Matched Book
                    Acct. No.:  00 812 914
                    ABA No.:  021 001 033

     CMI further instructs you that all rights and powers of CMI under the existing servicing arrangements with respect to the Mortgage Loans have been transferred to MLMCI and that MLMCI has the sole right as the owner of the Mortgage Loans to direct your actions under such servicing arrangements with respect to the Mortgage Loans and to exercise such rights and powers.

                                        Very truly yours,

                                        COUNTRYWIDE MORTGAGE INVESTMENTS,
                                          INC.

                                        By:  ____________________________

                                        Name:  __________________________

                                        Title:  _________________________

                                                                       EXHIBIT B
                          CONFIRMATION/FUNDING REQUEST

TO:                                        FROM:
 Countrywide Mortgage Investments,Inc.      Merrill Lynch Mortgage Capital Inc.
 155 North Lake Avenue                      101 Hudson Street, 12th Floor
 Pasadena, CA  91101                        Jersey City, NJ  07302
 Attention: Michael W. Perry                Attention:  Christine Star





RE: TRANSACTIONS INVOLVING AGENCY MORTGAGE LOANS TO BE SECURITIZED INTO AGENCY SECURITIES

                AGENCY (check one): FNMA  / /      FHLMC / /     GNMA / /

Merrill Lynch Mortgage Capital Inc. ("MLMCI") is pleased to confirm your sale and our purchase of the Purchased Securities (backed by the Mortgage Loans listed on Attachment I hereto) described below pursuant to the Master Repurchase Agreement (including the supplemental terms set forth in Annex I thereto), dated as of October 1, 1993 (the "Master Repurchase Agreement") between MLMCI and Countrywide Mortgage Investments, Inc. under the following terms and conditions:

POOL/COMMITMENT NO.
                               -----     -----     -----     -----     -----
ORIG PRIN AMT OF MTG LOANS:
                               -----     -----     -----     -----     -----
REM PRIN AMT OF MTG LOANS:
                               -----     -----     -----     -----     -----
PURCHASE DATE:
                               -----     -----     -----     -----     -----
REPURCHASE DATE:
                               -----     -----     -----     -----     -----
PURCHASE PRICE:
                               -----     -----     -----     -----     -----
PRICING RATE:
                               -----     -----     -----     -----     -----
PRICE DIFFERENTIAL DUE:
                               -----     -----     -----     -----     -----

The Master Repurchase Agreement is incorporated by reference into this Confirmation/Funding Request and made a part hereof as if it were fully set forth herein. All capitalized terms used herein but not otherwise defined shall have the meanings specified in the Master Repurchase Agreement.

COUNTRYWIDE MORTGAGE INVESTMENTS, INC.       MERRILL LYNCH MORTGAGE CAPITAL INC.

BY:___________________________________       BY:________________________________

NAME:_________________________________       NAME:______________________________

TITLE:________________________________       TITLE:_____________________________

                                                                   ATTACHMENT  I
                                                                    TO EXHIBIT B


             CONFIRMATION/FUNDING REQUEST FOR AGENCY MORTGAGE LOANS
             ======================================================

                           Request No. ____________

                           Date: __________________

                                                                                                                     Amount
                                                                                                                     Funded
                                                                                                                       to
                            Product         Wire           Loan         Borrower        Loan          Purchase      Qualified
       Investor              Type           Date          Number         Last           Amount         Price        Originator
- -----------------------  ------------   ------------   ------------   ------------   ------------   ------------   ------------








                            Market        Takeout          Note        Commitment      Takeout        Maturity
       Investor             Value           Date           Rate          Number*        Price           Date
- -----------------------  ------------   ------------   ------------   ------------   ------------   ------------










TOTALS:

COUNTRYWIDE MORTGAGE INVESTMENTS, INC.**

By:    ______________________________

Title: ______________________________

Date:  ______________________________
                                                 Amount to be
                                                 funded by MLMCI:  $____________
__________
* To be provided within 2 Business Days of funding if not currently available.

** Countrywide Mortgage Investments, Inc. ("CMI") hereby represents that no warehouse lien or other lien or encumbrance exists with respect to the above-referenced Mortgage Loans other than the lien of CMI under its Warehouse Lending Agreement with the related Qualified Originator.

                                                                       EXHIBIT C

                          CONFIRMATION/FUNDING REQUEST


TO:   Countrywide Mortgage Investments, Inc.
        155 North Lake Avenue
        Pasadena, CA  91101
        Attention:  Michael W. Perry

FROM:   Merrill Lynch Mortgage Capital Inc.
        101 Hudson Street
        12th Floor
        Jersey City, NJ  07302
        Attention:  Christine Star

RE:       TRANSACTIONS INVOLVING NON-AGENCY MORTGAGE LOANS

Merrill Lynch Mortgage Capital Inc. ("MLMCI") is pleased to confirm your sale and our purchase of the Mortgage Loans described below and on Attachment I hereto pursuant to the Master Repurchase Agreement (including the supplemental terms set forth in Annex I thereto), dated as of October 1, 1993 (the "Master Repurchase Agreement") between MLMCI and Countrywide Mortgage Investments, Inc. under the following terms and conditions:

                                               Additional    Aggregate

ORIG. PRINCIPAL AMOUNT OF MORTGAGE LOANS:      _________     _________

CURRENT PRINCIPAL AMOUNT OF MORTGAGE LOANS:    _________     _________

PURCHASE DATE:                                 _________     _________

REPURCHASE DATE:                               _________     _________

PURCHASE PRICE:                                _________     _________

PRICING RATE:                                  _________     _________

PRICE DIFFERENTIAL DUE DATE:                   _________     _________

The Master Repurchase Agreement is incorporated by reference into this Confirmation/Funding Request and made a part hereof as if it were fully set forth herein. All capitalized terms used herein but not otherwise defined shall have the meanings specified in the Master Repurchase Agreement.

                         MERRILL LYNCH MORTGAGE CAPITAL INC.


                         BY:________________________________

                         NAME:______________________________

                         TITLE:_____________________________

                                                                   ATTACHMENT  I
                                                                    TO EXHIBIT C


           CONFIRMATION/FUNDING REQUEST FOR NON-AGENCY MORTGAGE LOANS
           ==========================================================


                           Request No. ____________

                           Date: __________________

                                                                                                                     Amount
                                                                                                                     Funded
                                                                                                                       to
                            Product         Wire           Loan         Borrower        Loan          Purchase      Qualified
       Investor              Type           Date          Number         Last           Amount         Price        Originator
- -----------------------  ------------   ------------   ------------   ------------   ------------   ------------   ------------









                            Market        Takeout          Note        Commitment      Takeout        Maturity
       Investor             Value           Date           Rate          Number*        Price           Date
- -----------------------  ------------   ------------   ------------   ------------   ------------   ------------










TOTALS:

COUNTRYWIDE MORTGAGE INVESTMENTS, INC.**

By:    ______________________________

Title: ______________________________

Date:  ______________________________
                                                 Amount to be
                                                 funded by MLMCI:  $____________

__________
* To be provided within 2 Business Days of funding if not currently available.

** Countrywide Mortgage Investments, Inc. ("CMI") hereby represents that no warehouse lien or other lien or encumbrance exists with respect to the above-referenced Mortgage Loans other than the lien of CMI under its Warehouse Lending Agreement with the related Qualified Originator.

                                                                       EXHIBIT D


                          CONFIRMATION/FUNDING REQUEST


TO:   Countrywide Mortgage Investments, Inc.
      155 North Lake Avenue
      Pasadena, CA  91101
      Attention:  Michael W. Perry

FROM: Merrill Lynch Mortgage Capital Inc.
      101 Hudson Street
      12th Floor
      Jersey City, NJ  07302
      Attention:  Christine Star

RE:       TRANSACTIONS INVOLVING AGENCY MORTGAGE LOANS

Merrill Lynch Mortgage Capital Inc. ("MLMCI") is pleased to confirm your sale and our purchase of the Purchased Securities described below (backed by the Mortgage Loans listed on Attachment I hereto) pursuant to the Master Repurchase Agreement (including the supplemental terms set forth in Annex I thereto), dated as of October 1, 1993 (the "Master Repurchase Agreement") between MLMCI and Countrywide Mortgage Investments, Inc. under the following terms and conditions:

                                                        Additional  Aggregate

ORIG. PRINCIPAL AMOUNT OF MORTGAGE LOANS:               _________   _________

CURRENT PRINCIPAL AMOUNT OF MORTGAGE LOANS:             _________   _________

PURCHASE DATE:                                          _________   _________

REPURCHASE DATE:                                        _________   _________

PURCHASE PRICE:                                         _________   _________

PRICING RATE:                                           _________   _________

PRICE DIFFERENTIAL DUE DATE:                            _________   _________

The Master Repurchase Agreement is incorporated by reference into this Confirmation/Funding Request and made a part hereof as if it were fully set forth herein. All capitalized terms used herein but not otherwise defined shall have the meanings specified in the Master Repurchase Agreement.

                              MERRILL LYNCH MORTGAGE CAPITAL INC.

                              BY:________________________________

                              NAME:______________________________

                              TITLE:_____________________________

                                                                   ATTACHMENT  I
                                                                    TO EXHIBIT D


             CONFIRMATION/FUNDING REQUEST FOR AGENCY MORTGAGE LOANS
             ======================================================


                           Request No. ____________

                           Date: __________________

                                                                                                                       Amount
                                                                                                                       Funded
                                                                                                                         to
                            Product         Wire           Loan         Borrower        Loan          Purchase       Qualified
       Investor              Type           Date          Number         Last           Amount         Price         Originator
- -----------------------  ------------   ------------   ------------   ------------   ------------   ------------    ------------









                            Market        Takeout          Note        Commitment      Takeout        Maturity
       Investor             Value           Date           Rate          Number*        Price           Date
- -----------------------  ------------   ------------   ------------   ------------   ------------   ------------









TOTALS:

COUNTRYWIDE MORTGAGE INVESTMENTS, INC.**

By:    ______________________________

Title: ______________________________

Date:  ______________________________
                                                 Amount to be
                                                 funded by MLMCI:  $____________

__________

* To be provided within 2 Business Days of funding if not currently available.

** Countrywide Mortgage Investments, Inc. ("CMI") hereby represents that no warehouse lien or other lien or encumbrance exists with respect to the above-referenced Mortgage Loans other than the lien of CMI under its Warehouse Lending Agreement with the related Qualified Originator.

                                                                       EXHIBIT E



                      FORM OF WAREHOUSE LENDING AGREEMENT



                            [To be provided by CMI.]

                                                                       EXHIBIT F


                 LIST OF TAKEOUT INVESTORS AND TRADE INVESTORS
                 ---------------------------------------------


American Residential Mortgage, Inc.
Arbor National Mortgage
Bear, Stearns & Co. Inc.
Capstead Mortgage Corporation
Countrywide Funding Corporation
Countrywide Mortgage Conduit
Countrywide Mortgage Investments, Inc.
Dean Witter Reynolds Inc.
Directors Mortgage Loan Corp.
The First Boston Corporation
First Franklin Financial Corporation
Fleet Financial Group, Inc.
Goldman, Sachs & Co.
Greenwich Capital Markets, Inc.
Imperial Credit Industries
Kidder, Peabody & Co. Incorporated
Margaretten & Company, Inc.
Merrill Lynch Government Securities, Inc.
Morgan Stanley & Co. Incorporated
Nomura International
North American Mortgage
Norwest Mortgage, Inc.
PaineWebber Incorporated
Plaza Home Mortgage Bank, F.S.B.
The Prudential Home Mortgage Company Inc.
Residential Funding Corporation
Salomon Brothers Inc
Saxon Mortgage Funding Corporation
Shearson Lehman Brothers Inc.

                                    ANNEX II


             Names and Addresses for Communications Between Parties



                      Merrill Lynch Mortgage Capital Inc.

                               Louis V. Molinari
                                    Director
                        Merrill Lynch World Headquarters
                      World Financial Center, North Tower
                         New York, New York  10281-1306
                         Telephone No.  (212) 449-5333
                         Facsimile No.  (212) 449-6673


                     Countrywide Mortgage Investments, Inc.


                                Michael W. Perry
                           Senior Vice President and
                            Chief Operating Officer
                             155 North Lake Avenue
                          Pasadena, California  91101
                         Telephone No.  (818) 304-8400
                        Facsimile No.  (818) __________

                                                                [EXECUTION COPY]



                          TRI-PARTY CUSTODY AGREEMENT


                                  by and among


                     COUNTRYWIDE MORTGAGE INVESTMENTS, INC.
                                    ("CMI")


                                      and


                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                   ("MLMCI")


                                      and


                       THE FIRST NATIONAL BANK OF CHICAGO
                                    ("Bank")


                                      and


                 FIRST CHICAGO NATIONAL PROCESSING CORPORATION
                                 ("Custodian")


                         Dated as of:  October 1, 1993

     This TRI-PARTY CUSTODY AGREEMENT is made and entered into as of the date written on the cover by and among CMI, the Custodian, the Bank and MLMCI, on behalf of itself and other owners from time to time of interests in the Mortgage Loans.

     WHEREAS, MLMCI and CMI have entered into the Master Repurchase Agreement pursuant to which CMI sells to MLMCI with a simultaneous agreement to repurchase such at a later date;

     WHEREAS, MLMCI has also agreed to provide funds to CMI under the Master Repurchase Agreement to allow CMI to provide funds to Qualified Originators for the creation of enforceable first lien mortgages on real estate properties, which funds provided by MLMCI to CMI will be disbursed by the Bank, as agent for MLMCI, to specified Closing Agents of the Qualified Originators closing the Mortgage Loans;

     WHEREAS, CMI provides funding to the Qualified Originators under a warehouse lending arrangement pursuant to which CMI holds a first priority perfected security interest in the related Mortgage Loans and agrees to deliver the Mortgage Loans to the related Agency or Trade Investor for purchase or securitization, as the case may be;

     WHEREAS, CMI has or shall hereafter grant to MLMCI a security interest in certain Mortgage Loans as security for the due and punctual payment of sums due from CMI to MLMCI, and its successors and assigns, in the event that the purchase and sale under the Master Repurchase Agreement is deemed to be a financing;

     WHEREAS, CMI intends to deliver, or intends to cause a Qualified Originator to deliver, certain documents relating to such Mortgage Loans to the Custodian and the Custodian is willing to hold such documents in custody for the benefit of, and as bailee and agent for, MLMCI and its successors and assigns, in order to perfect the security interest in such of each person having an interest in the Mortgage Loans; and

     WHEREAS, the parties to this Agreement desire to set forth the terms and conditions under which the Custodian will hold such collateral;

     NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

     1.  DEFINITIONS.   For the purposes of this Agreement, the following terms
shall have the indicated meanings unless the context or use indicates another or different meaning and intent, and the definitions of such terms are equally applicable to the singular and the plural forms of such terms.

     "Agency" shall mean GNMA, FNMA or FHLMC, as applicable.

     "Agency Custodian" shall mean an institution, acceptable to MLMCI in its sole discretion, that is an approved custodian for the Agency to which the related Mortgage Loans will be submitted.

     "Agency Mortgage Loans" shall mean Mortgage Loans that are, or are intended to be, pooled (each of which pools may consist of one or more Mortgage Loans) and are intended to (i) back an Agency Security or (ii) be sold to an Agency under its cash purchase program.

     "Agency Security" shall mean a security issued by GNMA, FNMA or FHLMC which is backed by Agency Mortgage Loans.

     "Agreement" shall mean this Tri-Party Custody Agreement, as supplemented or amended from time to time.

     "Authorized Representative" shall have the meaning set forth in Section 27 hereof.

     "Bank" shall mean The First National Bank of Chicago.

     "Business Day" shall mean any day excluding Saturday, Sunday and any day on which banks located in the States of New York, California, or Illinois are authorized or permitted to close for business.

     "Closing Agent" shall refer to a title company, closing attorney or other agent that disburses funds on behalf of a Qualified Originator in connection with the origination of a Mortgage Loan; each such title company, closing attorney or other agent must be acceptable to MLMCI in its sole discretion and MLMCI may, in its discretion, refuse to have funds disbursed to any Closing Agent.

     "CMI Loan Number" shall mean the number assigned by the Qualified Originator and/or CMI to a Mortgage Loan to facilitate identification for administrative purposes.

     "Collateral Submission Summary" shall mean a Collateral Submission Summary substantially in the form attached hereto as Exhibit A, having appended thereto a Mortgage Loan Schedule in form satisfactory to MLMCI.

     "Collateral Submission Summary Amendment" shall mean a Collateral Submission Summary Amendment substantially in the form attached hereto as Exhibit B.

     "Commitment/Certificate of Insurance" shall mean the effective mortgage pool insurance policy commitment issued by General Electric Mortgage Insurance Corporation, PMI Mortgage Insurance Company or United Guaranty Insurance Company.

     "Commitment Number" shall mean the commitment number provided by a Qualified Originator to CMI, and communicated by CMI to the Custodian, with respect to a Mortgage Loan indicating that such Mortgage Loan has either been designated (i) to be included in a Pool of Agency Mortgage Loans backing an Agency Security, (ii) for sale to an Agency under an Agency purchase program or
(iii) to be included in a Pool of Non-Agency Mortgage Loans to be sold to a Trade Investor.

     "DDA Account" shall have the meaning set forth in Section 16 hereof.

     "FHLMC" shall mean the Federal Home Loan Mortgage Corporation.

     "FHLMC Required Documents" shall mean the documents referred to in Sections 4 and 7 hereof.

     "FNMA" shall mean the Federal National Mortgage Association.

     "FNMA Required Documents" shall mean the documents referred to in Sections 4 and 6 hereof.

     "GNMA" shall mean the Government National Mortgage Association.

     "GNMA Required Documents" shall mean the documents referred to in Sections 4 and 5 hereof.

     "Lender's Title Insurance Policy" shall mean an ALTA or CLTA (extended coverage) form lender's title insurance policy, including all riders or endorsements thereto, together with at least such additional endorsements as are required by FNMA Guidelines, in an amount not less than the outstanding principal balance of the Mortgage Loan, insuring the holder of the Mortgage Loan that the mortgage or deed of trust constitutes a valid first lien on the Mortgaged Premises, subject only to matters specified in the Master Repurchase Agreement, or such other exceptions as are acceptable under FNMA Guidelines.

     "Master Agency Custodian Bailee Letter" shall mean a letter substantially in the form of Exhibit O-1 hereto.

     "Master Bailee Letter" shall refer to a letter substantially in the form of Exhibit D hereto.

     "Master Escrow Letter" shall mean an escrow letter executed by an authorized signatory of a Closing Agent substantially in the form attached hereto as Exhibit C.

     "Master Repurchase Agreement" shall mean the Master Repurchase Agreement, dated as of October 1, 1993, between MLMCI and CMI, as the same may be modified and amended from time to time.

     "MLGSI" shall mean Merrill Lynch Government Securities Inc.

     "MLMCI" shall mean Merrill Lynch Mortgage Capital Inc.

     "Mortgage" shall mean a duly recorded first mortgage or first deed of trust on improved real property.

     "Mortgage File" shall mean, as to each Mortgage Loan subject to this Agreement, the Required Documents and all other documents relating to such Mortgage Loan that are held by the Custodian.

     "Mortgage Loan" shall mean those loans listed on a Mortgage Loan Schedule, each of which loans shall be evidenced by a Note secured by a Mortgage and by the other documents that constitute the Mortgage File delivered to and held by the Custodian under this Agreement.

     "Mortgage Loan Schedule" shall mean a listing of Mortgage Loans setting forth, as to each Mortgage Loan listed thereon, the CMI Loan Number, the Mortgagor's name, the original principal amount, the outstanding principal amount, the Note rate, the maturity date, the loan type, the loan-to-value ratio, the Commitment Number (if any), the expiration date of the Commitment/Certificate of Insurance (if any) and such other information as may be mutually agreed upon by MLMCI, CMI and the Custodian, substantially in the form attached hereto as Exhibit N.

     "Mortgaged Premises" shall mean the real property, including all buildings, structures, improvements or fixtures thereon and all appurtenances, water rights, privileges and benefits appertaining thereto, that is conveyed, pledged or mortgaged, or in which a security interest is granted under a mortgage or deed of trust to secure the payment and performance of a Mortgage Loan.

     "Mortgagor" shall mean any obligor under a Note, including any Person that has acquired Mortgaged Premises and assumed the obligations of the original maker under the Note and mortgage or deed of trust, or a Person that has acquired title to any Mortgaged Premises subject to the lien of the mortgage or deed of trust.

     "Non-Agency Mortgage Loans" shall mean Mortgage Loans that have not been pooled with the intention of backing an Agency Security or to be sold to an Agency; such Mortgage Loans may, however, conform to Agency securitization and/or sale requirements.

     "Non-Agency Required Documents" shall mean the documents referred to in Sections 4 and 8 hereof.

     "Note" shall mean a promissory note, together with any rider, addendum or amendment thereto, evidencing a Mortgage Loan.

     "Officer's Certificate" shall mean a certificate signed by (i) an officer (authorized to sign an Officer's Certificate) of CMI or other Person submitting a Mortgage File to the Custodian or (ii) an officer from the appropriate records depository for the jurisdiction where the respective Mortgaged Premises are located. (The text of any particular Officer's Certificate may be printed or stamped upon or attached to a document constituting a portion of a Mortgage File and the signature of an officer authorized to sign an Officer's Certificate may be either a facsimile or other reproduction thereof.)

     "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Pool" shall refer to a collection of one or more Mortgage Loans.

     "Preliminary Title Report" shall mean a title report prepared by a company qualified to issue the Lender's Title Insurance Policy that sets forth (i) the legal description of the Mortgaged Premises and (ii) the complete status of title as to the Mortgaged Premises.

     "Preliminary Title Report State" shall mean any state in which a Preliminary Title Report constitutes a binding commitment for the insurer to issue a Lender's Title Insurance Policy.

     "Primary Mortgage Insurance Policy" shall mean a mort-gage insurance policy, in form and substance satisfactory to CMI and MLMCI, insuring the holder of a Mortgage Loan against all or a portion of the loss sustained by reason of a default by a Mortgagor in the payment of principal and interest thereon, together with all riders and endorsements thereto.

     "P&S Report" shall refer to the report contemplated by Section 15 hereof substantially in the form of Exhibit E hereto with a list attached thereto reflecting those Mortgage Loans with respect to which the related amount owed by CMI to MLMCI under the Master Repurchase Agreement has been paid in full as a result of the deposits to the Settlement Account referred to in such report.

     "Qualified Originator" shall refer to a correspondent of CMI that originates Mortgage Loans and subsequently assigns its rights thereto to CMI pursuant to a warehouse lending agreement between CMI and such Qualified Originator. Each Qualified Originator shall be acceptable to MLMCI in its sole discretion. Upon request by MLMCI, CMI shall provide a credit officer of MLMCI with a complete list of Qualified Originators, which list may be modified from time to time by MLMCI and which list will not be further distributed by MLMCI.

     "Request and Receipt" shall mean a request and receipt for documents in a Mortgage File substantially in the form of Exhibit F hereto.

     "Required Documents" shall refer to GNMA, FNMA, FHLMC and Non-Agency Required Documents, as the case may be.

     "Servicer" shall mean, with respect to any Mortgage Loan, the related Qualified Originator.

     "Settlement Account" shall have the meaning set forth in Section 15 hereof.

     "Supplemental Agency Custodian Bailee Letter" shall refer to a letter substantially in the form of Exhibit O-2 hereto.

     "Supplemental Bailee Letter" shall refer to a letter substantially in the form of Exhibit G hereto.

     "Takeout Commitment" shall refer to a trade confirmation from the Takeout Investor to a Qualified Originator, which trade confirmation has been assigned by the Qualified Originator to CMI, confirming the details of a forward trade between the Takeout Investor and such Qualified Originator with respect to one or more Agency Securities, which trade confirmation shall be valid, binding and in full force and effect and relate to Pools of Agency Mortgage Loans that satisfy the "good delivery standard" of the Public Securities Association as set forth in the Public Securities Association Uniform Practices Guide.
             -----------------------------------------------------

     "Takeout Investor" shall refer to a securities dealer or other financial institution, reasonably acceptable to MLMCI, who has made a Takeout Commitment. A list of Takeout Investors that are acceptable to MLMCI is set forth at Exhibit H hereto, which list may be modified from time to time by MLMCI in its reasonable discretion. Notice of any such modification shall be provided by CMI to the Custodian.

     "Transaction" shall have the meaning set forth in the Master Repurchase Agreement.

     "Trade Commitment" shall refer to a trade confirmation or similar document from the Trade Investor to a Qualified Originator, which trade confirmation has been assigned by the Qualified Originator to CMI, confirming the details of a mandatory forward trade or similar arrangement reasonably acceptable to MLMCI between the Trade Investor and such Qualified Originator with respect to one or more Non-Agency Mortgage Loans, which trade confirmation or similar document shall be valid, binding and in full force and effect and relate to Pools of Non-Agency Mortgage Loans that satisfy the delivery standards of the related Trade Investor.

     "Trade Investor" shall refer to a securities dealer or other financial institution (other than an Agency), reasonably acceptable to MLMCI, who has made a Trade Commitment. A list of Trade Investors that are acceptable to MLMCI is set forth at Exhibit H hereto, which list may be modified from time to time by MLMCI in its reasonable discretion. Notice of any such modification shall be provided by CMI to the Custodian.

     "UCC" shall mean the Uniform Commercial Code as in effect in the State of California.

     2. APPOINTMENT OF THE CUSTODIAN AND THE BANK. CMI hereby appoints the Custodian, and the Custodian hereby accepts its appointment, to act as the agent of MLMCI, and its successors and assigns, for the purpose of taking custody of such present and future collateral or substitutions thereof on the terms and conditions set forth herein. With respect to each individual collateral pool, the Custodian's appointment as MLMCI's bailee and agent shall terminate upon the earlier of (i) issuance by an Agency of securities which are backed by such collateral, (ii) purchase by an Agency of Agency Mortgage Loans constituting such collateral,
(iii) the purchase by a Trade Investor of Non-Agency Mortgage Loans constituting such collateral, (iv) repurchase of such collateral by CMI and (v) termination of the Custodian's obligations under this Agreement in accordance with Section 18 hereof.

     CMI hereby appoints the Bank, and the Bank hereby accepts its appointment, to act as the agent of MLMCI, and its successors and assigns, for the purposes contemplated in Sections 15 and 16 hereof.

     Notwithstanding anything to the contrary contained herein, the Custodian shall not perform any duties hereunder relating to the certification to an Agency or other processing for securitization of Mortgage Loans intended to back an Agency Security, other than to hold as bailee for MLMCI documents relating thereto and to send such documents to the Agency Custodian as contemplated hereby, unless CMI requests in writing that the Custodian perform such duties and the Custodian provides CMI and MLMCI with written notice of its consent. In the event the Custodian provides the consent contemplated in the preceding sentence, the Custodian shall commence performing such duties on the terms and conditions set forth herein five (5) Business Days after the date of such consent.

     3. DEPOSIT OF COLLATERAL. CMI shall deposit, or cause a Qualified Originator to deposit, with the Custodian not later than 10:30 a.m. Los Angeles time on the Business Day immediately preceding the date on which a related Transaction is to be entered into under the Master Repurchase Agreement, and the Custodian agrees to hold in pledge on behalf of and as bailee and agent for MLMCI, and its successors and assigns, such collateral which may have been, or may in the future be, so deposited hereunder on the terms and conditions set forth herein. The Custodian shall maintain such collateral so deposited in records and files segregated from any other assets it holds for itself or any other party.

     4. REQUIRED DOCUMENTS FOR ALL MORTGAGE LOANS. CMI shall deposit, or cause a Qualified Originator to deposit, the following documents with the Custodian for each Mortgage Loan:

     (a) a Collateral Submission Summary relating to such Mortgage Loan executed by an Authorized Representative of CMI;

     (b) the original Note endorsed "Pay to the order of _____________________ without recourse" and signed in the name of the related Qualified Originator by an officer of such Qualified Originator (together with all intervening endorsements evidencing a complete chain of endorsements from the originator of the Mortgage Loan to the related Qualified Originator and with an original principal amount set forth therein greater than or equal to the current principal amount of the indebtedness secured by the related Mortgage as reported to the Custodian by CMI on the related Mortgage loan Schedule) and (if applicable) the original assumption agreement, together with the original of any surety agreement or guaranty agreement relating to the Note or any such assumption agreement, endorsed in blank by the holder/payee thereof without recourse, and if the Note or Mortgage or any other material document relating to the Mortgage Loan has been signed by a Person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign or a copy of such power of attorney together with an Officer's Certificate (or to the extent available a certificate from the recorder's office) certifying that such copy represents a true and correct reproduction of the original and that such original has been duly recorded in the appropriate records depository for the jurisdiction in which the Mortgaged Premises are located;

     (c) the original recorded Mortgage or a copy thereof with a certificate of an officer of a title insurance company to the effect that such copy represents a true and correct reproduction of the original mortgage and that such original Mortgage has been recorded or has been sent for recording in the appropriate records depository for the jurisdiction in which the mortgaged property is located;

     (d) an original assignment of mortgage (an "Assignment of Mortgage") with assignee in blank but otherwise in recordable form, but not recorded, and all interim assignments, if any;

     (e) a Mortgage Loan Schedule relating to such Mortgage Loan in a form acceptable to MLMCI and the Custodian;

     (f) as to each Mortgage Loan relating to a Note with an original principal amount in excess of 80% of the appraised value of the related Mortgaged Premises at the time of origination of such Mortgage Loan, either an original commitment for, or certificate of, Primary Mortgage Insurance Policy issued by the applicable insurer; and

     (g) a Master Escrow Letter signed by a Closing Agent in the case of any Mortgage Loans funded by such Closing Agent with funds disbursed through the DDA Account.

     5. GNMA DOCUMENTS. For each Pool of Mortgage Loans intended to back a security issued by GNMA, CMI shall deposit, or cause a Qualified Originator to deposit, with the Custodian the following documents and/or all such other documents as GNMA or MLMCI may require from time to time for the issuance of the related GNMA securities, duly authorized and completed:

     (a) a Schedule of Subscribers and GNMA Contractual Agreement on Form HUD-11705 listing MLGSI, Merrill Lynch Word Headquarters, World Financial Center, North Tower, New York, New York 10281, taxpayer number 13-2761776, as the only subscriber and as the sole person who is authorized to take delivery of the related GNMA security;

     (b)  a Schedule of Pooled Mortgages on Form HUD-11706;

     (c) a Release of Security Interest on Form HUD-11711A, with the authorized signature of the person signing for MLMCI in blank;

     (d) a Certification and Agreement Regarding Security Interest on Form HUD-11711B; and

     (e) a Summary of Guaranty Agreement on Form HUD-11716 (level payment), HUD-1746 (GPM or GEM) or HUD-1733 (serial notes) as appropriate.

     6. FNMA DOCUMENTS. For each FNMA Pool of Mortgage Loans, CMI shall deposit, or cause a Qualified Originator to deposit, with the Custodian the following documents and/or all such other documents as FNMA or MLMCI may require from time to time for either the issuance of the related FNMA securities or the purchase by FNMA of such Mortgage Loans, duly authorized and completed:

     (a) a Security Release Certification on Form 2004, with the authorized signature of the person signing for MLMCI in blank;

     (b) a Schedule of Mortgages on Form 2005 (fixed rate), Form 2025 (ARMs, GEMs and VRMs) or other appropriate form; and

     (c) either a Delivery Schedule on Form 2014 listing Merrill Lynch Government Securities, Inc. as the only subscriber and as the sole person to which the related FNMA securities shall be delivered or, if the Mortgage Loans are to be purchased by FNMA, a Loan Schedule (Form 1068 or 1069) listing the payee Code for the Settlement Account.

     7. FHLMC DOCUMENTS. For each FHLMC Pool of Mortgage Loans, CMI shall deposit, or cause a Qualified Originator to deposit, with the Custodian the following documents and/or all such other documents as FHLMC or MLMCI may require from time to time for either the issuance of the related FHLMC securities or the purchase by FHLMC of such Mortgage Loans, duly authorized and completed:

     (a) a Mortgage Loan Submission Schedule on Form 11 (fixed rate), Mortgage Submission Voucher on Form 13SF (ARM, GPM), or other appropriate form;

     (b)  a Contract Delivery Summary on Form 381;

     (c) a Warehouse Lender Release of Security Interest on Form 996 listing either (a) Merrill Lynch Government Securities, Inc. as the only subscriber and as the sole person to which the related FHLMC securities shall be delivered, or (b) wire transfer instructions listing the Settlement Account as the recipient of such funds wired; with the authorized signature of the person signing on behalf of MLMCI in blank; and

     (d) either (a) a Security Settlement Information and Delivery Authorization on Form 939 listing Merrill Lynch Government Securities, Inc. as the only subscriber and as the sole person to which the related FHLMC securities shall be delivered; or (b) a Wire Transfer Authorization for Cash Warehouse Delivery on Form 987 listing the Settlement Account as the recipient of such funds wired.

     8. NON-AGENCY DOCUMENTS. For each Non-Agency Mortgage Loan CMI shall deposit, or cause a Qualified Originator to deposit, with the Custodian the following documents and/or all such other documents as MLMCI may require from time to time, duly authorized and completed:

     (a) either (i) an effective Commitment/Certificate of Insurance (1) naming the related Qualified Originator as the named insured which has been assigned to CMI which has in turn assigned it to MLMCI and (2) having an expiration date set forth on the related Mortgage Loan Schedule that is at least 37 days after the date of the related certification by the Custodian as required by Section 10 hereof or (ii) evidence of a Trade Commitment from a Trade Investor;

     (b) either (i) an original title insurance policy insuring that the Mortgage constitutes a first lien on the Mortgaged Premises, (ii) a written commitment of the title insurance company to issue such policy if such policy has not yet been issued, which commitment obligates the title insurance company to issue such policy or (iii) a Preliminary Title Report if the Mortgaged Premises is located in a Preliminary Title Report State; and

     (c) a certificate of insurance issued by the insurer as to the flood insurance policy or an Officer's Certificate of CMI (which may be a blanket certificate covering all of the applicable Mortgage Loans) certifying that a flood insurance policy is in effect as to the Mortgaged Premises or that such insurance coverage is not required for such property (as appropriate).

     9. SUBSEQUENT ASSIGNMENT OF COMMITMENT NUMBERS. Commitment Numbers that are not communicated by CMI to the Custodian at the time of delivery of the related Collateral Submission Summary to MLMCI and the Custodian shall be communicated to MLMCI and the Custodian by CMI by delivering to such parties a Collateral Submission Summary Amendment. Any such Commitment Numbers will be communicated within two (2) Business Days of the date on which MLMCI advanced funds against such Mortgage Loans.

     10.  THE CUSTODIAN'S RECEIPT, EXAMINATION AND CERTIFICATION OF MORTGAGE
FILES.

     (a)   Certification by Custodian.  The Custodian shall examine the
           --------------------------
documents received by the Custodian hereunder. However, the Custodian shall not be responsible for the value, form, substance, genuineness, validity, perfection, priority, effectiveness, recordability or enforceability of any of such documents delivered to it hereunder. The Custodian may accept but shall not be responsible for examining, determining the meaning or effect of or notifying or advising CMI or MLMCI in any way concerning any item or document in a Mortgage File that is not one of the documents listed in Sections 4, 5, 6, 7 and 8 hereof. CMI shall be solely responsible for providing each and every document required for each Mortgage File to the Custodian in a timely manner and for completing or correcting any missing, incomplete or inconsistent documents and, except as otherwise specifically provided herein, the Custodian shall not be responsible or liable for taking any such action, causing CMI or any other Person to do so or notifying MLMCI that any such action has or has not been taken. With respect to each Mortgage Loan listed on a given Mortgage Loan Schedule, the Custodian shall confirm, as of the date of the issuance of the certification set forth on the related Collateral Submission Summary, that:

     (i) the Note and Mortgage each appear to bear an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and mortgagor or grantor or, in the case of copies of the Mortgage permitted hereunder, that such copies bear a reproduction of such signature or signatures;

     (ii) neither the original Note, nor the copy of the Mortgage, if any, delivered pursuant to this Agreement nor the original assignment of mortgage contain any notations on their face which appear in the good faith judgment of the Custodian to evidence any claims, liens, security interests, encumbrances or restrictions on transfer;

     (iii) the original principal amount of the Note is not less than the current outstanding principal amount of the indebtedness secured by the Mortgage as reported to the Custodian by CMI;

     (iv)  the Note is endorsed in blank by the named holder or payee thereof;

     (v) each original of the assignment of mortgage and any intervening mortgage assignment, if applicable, appears to bear the original signature of the named mortgagee or beneficiary including any subsequent assignors (and any other necessary party), as applicable, or in the case of copies permitted hereunder, that such copies appear to bear a reproduction of such signature or signatures and the Officer's Certificate accompanying such copies appears to bear an original signature or a reproduction of such signature; and

     (vi) the original power of attorney (if any) appears to bear an original signature of the maker of the Note and the Mortgagor or grantor of the Mortgage and bears evidence that such power of attorney was recorded in the appropriate records depository for the jurisdiction where the Mortgaged Premises are located, or in case of copies, that such copies bear a reproduction of such signatures.

     If the Custodian has determined that such documents satisfy the requirements enumerated in Sections 10(a)(i) through 10(a)(vi) hereof and that all other Required Documents delivered in connection therewith are complete and conform to the description thereof set forth herein, the Custodian shall deliver to MLMCI its signed certification in substantially the form set forth on the related Collateral Submission Summary. If upon examination of the Required Documents relating to any Mortgage File, the Custodian determines that such documents do not satisfy the above requirements, or is unable to confirm that such documents satisfy such requirements, the Custodian shall note such Mortgage Loan as an exception on such certification or the Mortgage Loan Schedule attached thereto and, upon request of MLMCI, the Custodian shall delete such Mortgage Loan from such Certification and the Mortgage Loan Schedule attached thereto. The certification of the Custodian with respect to each Mortgage File shall be deemed to include a certification that the documents reviewed by the Custodian, in the Custodian's good faith judgment, appear regular on their face and relate to the Mortgage Loan described in the Mortgage File. The Custodian shall promptly deliver copies of any Required Documents to MLMCI upon its request.

     (b)  Signatures, Authenticity and Signers' Authority or Capacity.  Under no
          -----------------------------------------------------------
circumstances shall the Custodian be obligated to verify the authenticity of any signature on any of the documents received or examined by it in connection with this Agreement or the authority or capacity of any person to execute or issue any such document.

     (c)  Standard of Care.  The Custodian shall have respon-sibility only for
          ----------------
Mortgage Files and their contents which have been actually delivered to it and which have not been released to MLMCI, CMI, any Third Person, a Servicer or their respective agent or designee in accordance with this Agreement. The standard of care to be exercised by the Custodian in the performance of its duties under this Agreement shall be to exercise the same degree of care as the Custodian exercises when it holds mortgage loan documents as security for loans made by the Bank or its or the Bank's own mortgage warehouse loan customers. The Custodian in carrying out its duties under this Agreement shall act in good faith and in accordance with the reasonable commercial standards of the mortgage banking business. The Custodian is not intended to be a fiduciary of or for either MLMCI, CMI or any other Person.


     11.  FURTHER OBLIGATIONS OF THE CUSTODIAN AND THE BANK.

     (a)  Notice of Events by the Custodian.  The Custodian shall promptly
          ---------------------------------
notify MLMCI if (i) CMI fails to pay any amount due to the Custodian under this Agreement or otherwise, and such failure results in the Custodian's accelerating the payment of any amount owed to the Custodian by CMI, or (ii) the Custodian has actual knowledge that any mortgage, pledge, lien, security interest or other charge or encumbrance (other than for the benefit of MLMCI or incurred in the ordinary course of business or of which MLMCI has been advised in writing and has not objected) has been placed on any accounts maintained by CMI with the Bank or on the Required Documents or that GNMA, FNMA or FHLMC has rejected any related Required Document.

     (b)  Notice of Events by the Bank.  The Bank shall promptly notify MLMCI if
          ----------------------------
(i) CMI fails to pay any amount due to the Bank under this Agreement or otherwise, and such failure results in the Bank's accelerating the payment of any amount owed to the Bank by CMI, or (ii) the Bank has actual knowledge that any mortgage, pledge, lien, security interest or other charge or encumbrance (other than for the benefit of MLMCI or incurred in the ordinary course of business or of which MLMCI has been advised in writing and has not objected) has been placed on any accounts maintained by CMI with the Bank.

     (c)  Standard of Care.  The Custodian shall use reasonable care and due
          ----------------
diligence in the performance of its duties hereunder, shall hold the Required Documents in its fire rated storage vault under its exclusive custody and control, in accordance with customary standards for such custody, and shall maintain a fidelity bond and document hazard insurance in a sufficient amount or be otherwise adequately self-insured to cover any and all transactions contemplated by this Agreement.

     (d)  Agency Transactions.  In the event CMI advises the Custodian that it
          -------------------
desires to deliver a particular Pool of Mortgage Loans to an Agency in order to back an Agency Security or to sell a particular Pool of Mortgage Loans directly to an Agency, and so long as the Custodian shall not have received contrary instructions from MLMCI, the Custodian shall complete the endorsements and forward such related Required Documents to the related Agency Custodian as instructed by CMI to effect such securitization or sale to the related Agency; provided, however, that any Required Documents that are
                    --------  -------
unacceptable to the Agency and that are returned through the Agency Custodian to the Custodian shall be held by the Custodian for MLMCI in accordance with this Agreement; and provided further, however, that prior to delivering any Required
               -------- -------  -------
Documents to an Agency Custodian, the Custodian shall have received a Master Agency Custodian Bailee Letter executed by such Agency Custodian and that any such Required Documents delivered to such Agency Custodian pursuant to the instructions of CMI shall be accompanied by a Supplemental Agency Custodian Bailee Letter. The Custodian shall provide MLMCI with a copy of each fully executed Master Agency Custodian Bailee Letter and Supplemental Agency Custodian Bailee Letter upon MLMCI's request.

     (e)  Sale to Trade Investor.  In the event CMI advises the Custodian that
          ----------------------
it desires to sell Mortgage Loans directly to a Trade Investor, the Custodian shall prepare, execute and deliver to such Trade Investor a Master Bailee Letter and shall request that such Trade Investor execute the Master Bailee Letter and return it to the Custodian. Upon receiving such Master Bailee Letter bearing an original signature purporting to be the signature of an authorized signatory of such Trade Investor, the Custodian shall complete any required endorsements of MLMCI and forward the related Required Documents along with a Supplemental Bailee Letter to the related Trade Investor; provided, however, that any
                                             --------  -------
Required Documents that are unacceptable to the Trade Investor shall be returned directly to the Custodian and held by the Custodian for MLMCI in accordance with this Agreement. The Custodian shall deliver a notice to MLMCI in writing one
(1) Business Day prior to forwarding any such documents to a Trade Investor. MLMCI hereby consents to the delivery by the Custodian of Required Documents to any Trade Investor that has executed a Master Bailee Letter, which consent may only be withdrawn by notice in writing (including telex or telecopy) from MLMCI to the Custodian and CMI. The Custodian shall provide MLMCI with a copy of each fully executed Master Bailee Letter and Supplemental Bailee Letter upon MLMCI's request.

     12. RELEASE OF REQUIRED DOCUMENTS. CMI may from time to time request the Custodian in writing to permit the withdrawal of certain Required Documents for the purpose of correction of errors therein or for permanent withdrawal, which request and withdrawal shall be made in accordance with the applicable GNMA, FNMA and FHLMC guidelines, in the case of GNMA, FNMA or FHLMC Required Documents, and in all cases in accordance with the procedures set forth in
Exhibit I hereto. The Custodian may permit the withdrawal of Notes relating to three Mortgage Files for the purpose of correcting such documents, without the written consent of MLMCI. If Notes relating to more than three Mortgage Files have been and remain released for correction, any additional request for release shall require the consent of MLMCI. The Custodian may permit the withdrawal of documents (other than Notes) relating to ten Mortgage Files for the purpose of correcting such documents without the written consent of MLMCI. If documents (other than Notes) relating to more than ten Mortgage Files have been and remain released for correction, any additional request for release shall require the consent of MLMCI. Any request for release by CMI shall be in the form of the Request and Receipt and any written consent of MLMCI required hereby shall be indicated on such form.

     13. RIGHT TO INSPECT. The Custodian shall permit (i) inspection at all reasonable times upon reasonable notice during regular business hours by MLMCI (or by its auditors or agents when requested by MLMCI) of the Required Documents and the records of the Custodian relating to this Agreement and (ii) MLMCI (or by its auditors when requested by MLMCI) to make copies of the Required Documents and the records of the Custodian relating to this Agreement.

     14. DELIVERY OF REQUIRED DOCUMENTS TO MLMCI. The Custodian shall promptly deliver to MLMCI or its designee any or all Required Documents and other items of collateral in the Custodian's custody upon MLMCI's written request. MLMCI shall provide CMI with a copy of any such notice delivered to the Custodian. Written instructions as to the method of shipment and the shipper(s) the Custodian is directed to utilize in connection with the transmission of Required Documents in the performance of the Custodian's duties hereunder shall be delivered by MLMCI to the Custodian prior to any shipment of any Required Documents pursuant to the request of MLMCI hereunder. MLMCI will arrange for the provision of such services at its sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to the Required Documents as MLMCI deems appropriate.

     15.  ESTABLISHMENT OF THE SETTLEMENT ACCOUNT.

          (a) The Bank shall establish and maintain, as agent for MLMCI, a demand deposit account (the "Settlement Account") for and on behalf of MLMCI entitled "Merrill Lynch Mortgage Capital Inc., Account Number 19-19873, Re:
Tri-Party Custody Agreement dated as of October 1, 1993." All proceeds from the sale of designated Mortgage Loans to an Agency will be sent directly to the Bank for credit to the Settlement Account. The sole responsibility of the Custodian with respect to the

Settlement Account shall be to convey to the Bank instructions provided by MLMCI from time to time regarding the transfer of funds contained therein, and MLMCI appoints the Custodian as its agent for the purpose of conveying such instructions to the Bank. In no event shall the Custodian effect any funds transfers, perform any monitoring or exercise any discretion with respect to the Settlement Account or funds relating thereto. All related fees and expenses for such Settlement Account shall be borne by CMI.

          (b) Unless otherwise agreed, CMI will submit to the Custodian, the Bank and MLMCI on each Business Day a P&S Report and the Bank will promptly disburse funds in the Settlement Account by wire transfer as directed in the P&S Report provided (i) funds in the amount to be so disbursed are on deposit in the Settlement Account and have been finally and irrevocably settled and (ii) MLMCI has authorized such wire instructions. Notwithstanding the foregoing, if a conflict exists between the instructions of MLMCI and the instructions of CMI, the Bank shall follow MLMCI's instructions.

          (c) The Bank shall promptly notify the Custodian upon the deposit of funds in the Settlement Account. The Custodian shall promptly notify MLMCI and CMI upon the receipt of such advice from the Bank of the deposit of funds in the Settlement Account and the Custodian shall make appropriate entries on its records to indicate those Mortgage Loans that have been purchased by an Agency or Trade Investor.

          (d) The Bank shall use due care in the performance of its duties relating to the Settlement Account. The Bank shall be bound by, and entitled to the benefits of, provisions of this Agreement relating to standard of care, certain representations and warranties, indemnification and the ability to rely on instructions (including without limitation, Sections 23, 24, 25, 26 and 27 hereof) as they relate to its obligations hereunder, and the references to "Custodian" in such provisions shall be deemed to include the Bank to the extent of its duties hereunder.

     16. ESTABLISHMENT OF THE DDA ACCOUNT. For each Mortgage Loan intended to be financed by CMI through funds provided by MLMCI directly to a Qualified Originator, MLMCI, CMI, the Bank and the Custodian agree as follows:

          (a) The Bank shall establish and maintain, as agent for MLMCI, a demand deposit account (the "DDA Account") for and on behalf of MLMCI entitled "Merrill Lynch Mortgage Capital Inc., Account Number 52-99306, DDA Account relating to Countrywide Mortgage Investments, Inc., Re: Tri-Party Custody Agreement dated October 1, 1993." Upon request, the Bank will provide a Qualified Originator, a Closing Agent, CMI or MLMCI with the federal wire reference number for a particular payment. All related fees and expenses for such DDA Account shall be borne by CMI.

          (b) Unless otherwise agreed in writing, CMI will deliver disbursement wiring instructions in writing, electronically or by computer diskette to the Bank as agent for MLMCI and the Bank will respond to such wire instructions and promptly disburse such funds provided (i) sufficient funds exist in the DDA Account and have been finally and irrevocably settled, (ii) such instructions do not include CMI or a Qualified Originator as payee and (iii) if a conflict exists between the instructions of MLMCI and the instructions of CMI, the Bank will follow MLMCI's instructions.

          (c) CMI shall include in the wiring instructions for each Mortgage Loan funded through the DDA Account a statement to the effect that if the funds have not been disbursed to fund the related Mortgage Loan by the second Business Day following the date on which the funds were initially sent by the Bank to the Closing Agent, then the Closing Agent is to return the funds to the account at the Bank from which the funds were sent not later than the close of business on such second Business Day.

          (d) Unless otherwise agreed in writing, at the time CMI delivers disbursement wiring instructions as contemplated by subsection (b) above, CMI will also provide the Custodian with a written report (which report may be in the form of a computer generated print-out or other reasonable form) indicating for each Mortgage Loan to be funded through the DDA Account the amount to be funded. The Custodian shall not be obligated to provide copies of such report to any Person other than MLMCI, upon MLMCI's request. The Custodian shall communicate with the Bank and verify that (i) the information provided in the wiring instructions regarding the amount to be wired with respect to each related Mortgage Loan matches that provided in the aforementioned written report and (ii) the statement to be included in the wiring instructions for each Mortgage Loan as contemplated by subsection (c) above is in fact so included.

          (e) The Bank will deposit to an account designated by MLMCI all funds remaining on deposit in the DDA Account on each Business Day at the earlier of
(i) fifteen minutes prior to the close of the FedWire System and (ii) 5:00 p.m. New York City time.

     17. THE FEES OF THE CUSTODIAN AND THE BANK. It is understood that the Custodian, or its successor, and the Bank will charge such fees for its respective services under this Agreement as are set forth in a separate agreement between each such party and CMI, the payment of which, together with each such party's expenses in connection herewith, shall be solely the obligation of CMI.

     18. TERMINATION. Except as otherwise provided in Section 2 hereof and in the third sentence of this Section 18, the Custodian may terminate its obligations under this Agreement upon 30 days' prior written notice to CMI and MLMCI. In the event of such termination, CMI shall appoint a successor custodian, subject to approval by MLMCI, and the Custodian shall promptly transfer to the successor custodian, as directed, all Required Documents and other items of collateral being held by the Custodian under this Agreement. If, however, a successor custodian is not appointed by CMI or MLMCI within sixty
(60) days, all duties and obligations of the Custodian shall cease and terminate. The Custodian's sole responsibility after termination of its obligations as aforesaid shall be to safely maintain all of the Custodian's mortgage files and to deliver the same to a successor custodian, provided, however, if CMI and MLMCI have not appointed a successor custodian within thirty
(30) days after the expiration of the aforementioned 60 day period, the Custodian shall deliver such documents to MLMCI.

     19. REPRESENTATIONS BY CMI. CMI hereby represents and warrants to, and covenants with, MLMCI, the Bank and the Custodian that:

           (a) With reference to the Master Repurchase Agreement, any Mortgage Loan described herein shall constitute a Mortgage Loan within the meaning of the Master Repurchase Agreement, and all provisions of the Master Repurchase Agreement (including the provisions of the Master Repurchase Agreement granting a security interest in the Mortgage Loans to MLMCI), and all representations and warranties contained in such documents, are applicable to such Mortgage Loans;

           (b) This Agreement has been duly authorized, executed and delivered by CMI and constitutes the legal, valid and binding obligation of CMI enforceable in accordance with its terms;

           (c) No Mortgage Loan held by the Custodian pursuant to this Agreement shall remain deposited with the Custodian for more than sixty
     (60) days;

           (d) All documents and requirements to create an enforceable first lien mortgage on the related real estate property have been completed and duly executed; and

           (e) CMI shall cause each Qualified Originator to deliver such documents and take such other actions as are necessary to effect the purposes of this Agreement.

     20.   CUSTODY OF MORTGAGE FILES.

           (a) The Custodian shall retain possession and custody of the Mortgage Files for the benefit of MLMCI and as bailee and custodian for MLMCI for all purposes until otherwise notified by MLMCI pursuant to the terms hereof. The Custodian shall also make appropriate notations in the Custodian's books and records reflecting that the Required Documents are owned by MLMCI unless otherwise notified by MLMCI pursuant to the terms hereof.

           (b) The Custodian acknowledges that MLMCI may, but need not, transfer its interest in the Mortgage Loans to one or more third persons (each a "Third Person"). At least twenty-four (24) hours prior to any such transfer, MLMCI shall deliver to the Custodian (i) written notice that MLMCI will transfer to a Third Person MLMCI's interest in the Mortgage Loans identified on a schedule to such notice (the "Notice Schedule"). Within twenty-four (24) hours after receipt by the Custodian of such written notice the Custodian shall promptly advise CMI that a transfer to a Third Person is occurring and acknowledge by letter (in the form of Exhibit
     J) to such Third Person that it is holding the Mortgage Loans identified in the related Notice Schedule solely and exclusively as the custodian for such Third Person and shall issue an amended Certification to MLMCI; provided that the Custodian shall not be required to deliver to MLMCI such Certification until the Custodian has received from MLMCI the appropriate schedules to be attached to the Certification. The notice sent by MLMCI to the Custodian shall be in substantially the form of Exhibit K hereto and shall (i) specify the name of the Third Person, (ii) state the address of the Third Person (which may be an address in care of MLMCI), (iii) have attached thereto the Notice Schedule, (iv) be signed by the Third Person and (v) state that the Third Person agrees to be bound by this Agreement. Upon receipt of a notice from MLMCI as described in the preceding sentence, the Custodian shall (a) retain possession and custody of the Mortgage Files with respect to the Mortgage Loans listed in the Notice Schedule as custodian for such Third Person and (b) make appropriate notations in the Custodian's books and records reflecting that the Mortgage Files relating to the Mortgage Loans identified in the Notice Schedule are owned by such Third Person.

           Subsequent transfers of interests in the Mortgage Loans identified in the Notice Schedule by a transferor shall be effected by delivery from such transferor of a notice in the form attached hereto as Exhibit K to the Custodian at least twenty-four (24) hours prior to such transfer specifying the transferee to whom such Mortgage Loans will be transferred, such transferee's address and the Notice Schedule identifying such Mortgage Loans. Within twenty-four (24) hours after receipt of such notice, the Custodian shall (a) acknowledge by letter in the form of Exhibit J to the transferee designated in the notice received from the transferor that it is acting solely and exclusively as custodian for such transferee and (b) make appropriate notations in the Custodian's books and records reflecting that the Mortgage Files relating to the Mortgage Loans identified in the Notice Schedule are owned by such transferee. The Custodian is permitted to act on requests from a transferor to deliver Required Documents upon receipt of the notice or notices from such transferor as required hereunder.

           The Custodian shall segregate and maintain continuous custody of all related Mortgage Files for the benefit of the party to whom it has sent the acknowledgment in the form of Exhibit J. The Custodian may not act on instructions from a Third Person with respect to any Mortgage Files unless such Third Person delivers to the Custodian an executed certificate (a "Notice of Default Certificate") in the form of Exhibit L. The Custodian is permitted to deliver Mortgage Files after such Third Person delivers a Notice of Default Certificate. The Custodian shall be entitled to presume conclusively that the Notice of Default Certificate is properly executed and that when delivered to the Custodian an event of default exists under MLMCI's agreement with such Third Person.

           (c) MLMCI or any Third Person may transfer its interest in any Mortgage Loan to CMI by providing written notice thereof to the Custodian. Upon receipt of such notice the Custodian shall follow the instructions of CMI with respect to the related Mortgage Loans.

           (d) With respect to the repurchase of any Mortgage Loan by CMI from MLMCI under the Master Repurchase Agreement, the interest of any Third Person in any such Mortgage Loan shall automatically terminate simultaneously with the payment to MLMCI of the repurchase price for such Mortgage Loan under the Master Repurchase Agreement and any such interest shall be deemed to have been transferred to MLMCI as of such time, except with respect to any Mortgage

     Loans delivered to a Third Person pursuant to a Notice of Default Certificate.

     21.  ADDITIONAL REPORTING REQUIREMENTS.

           (a) The Custodian shall maintain a system for reviewing the Mortgage Loans that enables it to determine as of any date of determination those Mortgage Loans:

           (i) that have been subject to this Agreement for more than sixty (60) days in aggregate;

          (ii) that have been subject to this Agreement for any period after the date occurring 37 days prior to the expiration date for the related Commitment/Certificate of Insurance, if any;

         (iii) that have been subject to this Agreement for more than two (2) Business Days and with respect to which a Commitment Number has not yet been assigned; and

          (iv) that have been delivered to an Agency or a Trade Investor at least twenty (20) days prior to the date of determination and with respect to which funds have not been received in the Settlement Account.

           (b) The Custodian shall provide a written report, substantially in the form of Exhibit M hereto, no less frequently than weekly to CMI, MLMCI and any Third Person for which the Custodian acts as custodian with respect to Mortgage Files under this Agreement. The report shall relate only to those Mortgage Loans with respect to which Mortgage Files are held by the Custodian on behalf of the addressee. Such report may be delivered by facsimile transmission so long as the transmitting machine provides an electronic confirmation of such transmission.

     22. NOTICES. Except as otherwise expressly provided herein, all communications hereunder shall be in writing and shall be mailed, telecopied or delivered, if to CMI, MLMCI or the Custodian at its address as indicated on
Schedule I or at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall be effective when delivered to the party to which such notice is to be given; provided, however, that any notice delivered by facsimile transmission shall be deemed to be delivered at the time it is sent if the transmitting machine provides an electronic confirmation of such transmission.

     23. CONCERNING THE CUSTODIAN. Neither the Custodian nor any of its directors, officers, agents or employees shall be liable for any action or omission to act hereunder except for its or their own gross negligence or willful misconduct. In no event shall the Custodian have any responsibility to ascertain or take action with respect to the Required Documents and other items of collateral, except as expressly provided herein. The Custodian may act in reliance upon any written communication of CMI and MLMCI concerning the delivery of the Required Documents and other items of collateral pursuant to this Agreement. The Custodian does not assume and shall have no responsibility for, and makes no representation as to, monitoring the value of the Required Documents and other items of collateral. In no event shall the Custodian be liable for any indirect, special or consequential damages even if the Custodian has been advised of the possibility of such damages.

     24.  REPRESENTATIONS BY THE CUSTODIAN, THE BANK AND MLMCI.

     (a) The Custodian and the Bank each hereby represents and warrants that it will not assert any lien, claim or adverse interest against the collateral. However, neither the Custodian nor the Bank makes any representations as to the title, or as to the validity or adequacy of the security afforded thereby or hereby (except as to such party's authority to enter into this Agreement), and neither the Custodian nor the Bank shall incur any liability or responsibility in respect of any such matters.

     (b) The Custodian and the Bank each hereby represents and warrants to MLMCI that such party is not controlled by, under common control with or otherwise affiliated with CMI, and each covenants and agrees with MLMCI that in the event that such affiliation occurs, such party shall promptly notify MLMCI thereof.

     (c) The Custodian and the Bank each hereby represents and warrants to MLMCI that this Agreement has been duly authorized, executed and delivered by such party and constitutes the legal, valid and binding obligation of such party enforceable in accordance with its terms.

     (d) MLMCI hereby represents and warrants to the Custodian and the Bank that this Agreement has been duly authorized, executed and delivered by MLMCI and constitutes the legal, valid and binding obligation of MLMCI enforceable in accordance with its terms.

     25. DUTIES OF THE CUSTODIAN. The Custodian shall have no duties or responsibilities except those that are specifically set forth herein and no duties or obligations shall be implied in this Agreement against the Custodian. The Custodian shall be under no responsibility or duty with respect to the disposition of any Required Documents while such Required Documents are not in its possession. If the Custodian shall request instructions from MLMCI with respect to any act, action or failure to act in connection with this Agreement, the Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Custodian shall have received written instructions from MLMCI without incurring any liability therefor to MLMCI, CMI or any other person.

     If the Custodian shall at any time receive conflicting instructions from MLMCI and CMI with respect to the Mortgage Files and the conflict between such instructions cannot be resolved by reference to the terms of this Agreement, the Custodian shall be entitled to rely on the instructions of MLMCI. In the absence of bad faith, gross negligence or willful misconduct on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document or, to the extent permitted hereby, oral communication furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented or, to the extent permitted hereby, orally communicated by the proper party or parties and conforming to the requirements of this Agreement. The Custodian may rely upon the validity of documents and, to the extent permitted hereby, oral communications delivered to it, without investigation as to their authenticity or legal effectiveness, and CMI will hold the Custodian harmless from any claims which may arise or be asserted against the Custodian because of the invalidity of any such documents or oral communications or their failure to fulfill their intended purpose. The Custodian shall not be responsible to MLMCI or any other party for recitals, statements or warranties or representations of CMI contained herein, or in any document or be bound to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other agreement on the part of any party, except as may otherwise be specifically set forth herein. No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have the reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it. The Custodian may consult with counsel with regard to legal questions arising out of or in connection with this Agreement and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in good faith in accordance therewith.

     MLMCI hereby authorizes and directs the Custodian to sign on behalf of MLMCI, if required, each of the Required Documents referred to in Sections 4, 5, 6, 7 and 8 hereof. Without limiting the generality of the foregoing, the Custodian may rely upon and shall be protected in acting in good faith upon any notice or other communication received by it and which it reasonably believes to be genuine and duly authorized with respect to all matters pertaining to this Agreement and its duties hereunder; provided, however, that nothing set forth in this section shall relieve the Custodian of its obligations set forth in Section 10 of this Agreement.

     26. INDEMNIFICATION. CMI agrees, notwithstanding the transfer of any interest in a Mortgage Loan to a Third Person as permitted hereby, to reimburse, indemnify and hold harmless the Custodian, its directors, officers, employees, and agents from and against any and all liability, loss, cost and expense, including reasonable fees and expenses of counsel arising from or connected with the Custodian's execution and performance of this Agreement, including but not limited to the claims of any third parties, including MLMCI, except in the case of loss, liability or expense resulting from gross negligence or willful misconduct on the part of the Custodian. To the extent the Custodian is not reimbursed, indemnified or held harmless by CMI, MLMCI will reimburse, indemnify and hold harmless the Custodian, its directors, officers, employees and agents for liability, loss or expense arising from any action or refraining from action in accordance with instructions given to the Custodian by MLMCI, and CMI shall reimburse MLMCI for any sums so expended by MLMCI. The Custodian may not enter into a settlement agreement with respect to any matter for which indemnity is granted pursuant to this paragraph without the express prior written consent of the indemnifying party. The foregoing indemnification shall survive any termination of this Agreement.

     27. AUTHORIZATIONS. Any of the persons whose signatures and titles appear on Schedule I (an "Authorized Representative") are authorized, acting singly, to act for CMI, MLMCI, the Bank or the Custodian, as the case may be, under this Agreement. The specimen signature for each such Authorized Representative of CMI, the Custodian, the Bank and MLMCI initially authorized hereunder is set forth on Schedule I. From time to time, CMI, the Custodian, the Bank and MLMCI may, by delivering to the others a revised schedule, change the information previously given, but each of the parties hereto shall be entitled to rely conclusively on the then current schedule until receipt of a superseding schedule. The Custodian may rely, and shall be protected in acting or refraining to act, upon any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document believed by the Custodian to be genuine and to have been signed or presented by an Authorized Representative in the case of CMI and MLMCI and by the proper party or parties, in all other cases.

     28. AMENDMENTS. No amendment or waiver of any provision of this Agreement nor consent to any departure herefrom shall in any event be effective unless the same shall be in writing and signed by all the parties hereto (providing that MLMCI may modify the Required Documents set forth in Sections 4, 5, 6, 7 and 8 hereof by giving notice of such modification to CMI and the Custodian, which notice is not objected to within two (2) Business Days after being given), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and supersedes any prior agreement and understandings with respect to those matters and transactions. The provisions of this Agreement set forth the exclusive duties of the Custodian and the Bank and no implied duties shall be read into this Agreement against the Custodian or the Bank.

     29. SEVERABILITY. If any provision of this Agreement is declared invalid by any court of competent jurisdiction, such invalidity shall not affect any other provision, and this Agreement shall be enforced to the fullest extent required by law.

     30. BINDING EFFECT; GOVERNING LAW. This Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that CMI, the Bank and the Custodian may not assign this Agreement or any of its rights or obligations hereunder except with the prior written consent of MLMCI. This Agreement shall be construed in accordance with, and governed by the law of the State of New York, without giving effect to the conflict of law principles thereof.

     IN WITNESS WHEREOF, the parties have signed this Agreement as of the date and year first above written.
                                     COUNTRYWIDE MORTGAGE INVESTMENTS,
                                       INC.

                                     By:  ______________________________

                                     Name:  ____________________________

                                     Title:  ___________________________



                                     MERRILL LYNCH MORTGAGE CAPITAL INC.

                                     By:  ______________________________

                                     Name:  ____________________________

                                     Title:  ___________________________



                                     FIRST CHICAGO NATIONAL PROCESSING
                                       CORPORATION, as Custodian

                                     By:  ______________________________

                                     Name:  ____________________________

                                     Title:  ___________________________



                                     THE FIRST NATIONAL BANK OF CHICAGO

                                     By:  ______________________________

                                     Name:  ____________________________

                                     Title:  ___________________________

                                                                       EXHIBIT A



                    COLLATERAL SUBMISSION SUMMARY NO.______
            FOR AGENCY MORTGAGE LOANS/FOR NON-AGENCY MORTGAGE LOANS



Merrill Lynch Mortgage Capital Inc.      CUSTODIAN:  First Chicago
101 Hudson Street                        National Processing
12th Floor                               Corporation
Jersey City, New Jersey  07302           1111 South Arroyo Parkway
Attn:  Christine Star                    Suite 630
Facsimile:  (201) 557-2485               Pasadena, CA  91105
                                         Attn:  Ms. Jeanne Ranallo
                                         Facsimile:  (818) 441-6395


Reference is made to the Tri-Party Custody Agreement dated as of October 1, 1993 (the "Custody Agreement") among the undersigned ("CMI"), First Chicago National Processing Corporation, as custodian ("Custodian"), The First National Bank of Chicago (the "Bank") and Merrill Lynch Mortgage Capital Inc. ("MLMCI"). Capitalized terms not defined herein have the respective meanings assigned thereto in the Custody Agreement.

Certification of CMI:

In consideration of MLMCI making advances to finance the securitization or cash purchase period for the Mortgage Loans having an aggregate face value of $
and a weighted average interest rate of      % and more fully described in the
Mortgage Loan Schedule attached hereto, the undersigned duly authorized officer of CMI states that:

  (a) the Required Documents with respect to such Mortgage Loans have been, or are hereby submitted to the Custodian pursuant to the Custody Agreement;

  (b) all other documents related to such Mortgage Loans have been or will be created and held by the related Qualified Originator in trust for MLMCI; and

  (c) CMI will not attempt to pledge or otherwise hypothecate the Mortgage Loans or any documents relating thereto to any other party until the repurchase price relating to such Mortgage Loans has been paid in full by CMI.

A security interest in such Mortgage Loans has been granted by CMI to MLMCI. At the request of MLMCI, all such other related documents will be delivered to the Custodian, MLMCI or its assigns and may be inspected or verified at any time by such parties.

                    COUNTRYWIDE MORTGAGE INVESTMENTS, INC.

                    By: ______________________________

                    Name: ____________________________

                    Title: ___________________________

[DATE]

================================================================================

Certification of Custodian:

The Custodian hereby acknowledges that it has examined, in accordance with the review and certification guidelines set forth in the Custody Agreement, and holds as agent for MLMCI the Required Documents referred to above as delivered to it pursuant to the Custody Agreement.

                    FIRST CHICAGO NATIONAL PROCESSING
                     CORPORATION, as Custodian

                    By:  ____________________________

                    Name:  __________________________

                    Title:  _________________________

                                                                       EXHIBIT B


                    COLLATERAL SUBMISSION SUMMARY AMENDMENT

Merrill Lynch Mortgage Capital Inc.    CUSTODIAN:   First Chicago National
101 Hudson Street                                   Processing Corporation
12th Floor                                          1111 South Arroyo Parkway
Jersey City, New Jersey  07302                      Suite 630
Attn:  Christine Star                               Pasadena, CA 91105
Facsimile:  (201) 557-2485                          Attn: Ms. Jeanne Ranallo
                                                    Facsimile:  (818) 441-6395

Reference is made to the Tri-Party Custody Agreement dated as of October 1, 1993 (the "Custody Agreement") among the undersigned ("CMI"), First Chicago National Processing Corporation, as custodian ("Custodian"), The First National Bank of Chicago and Merrill Lynch Mortgage Capital Inc. ("MLMCI") and to the Collateral Submission Summaries referred to below. Capitalized terms not defined herein have the respective meanings assigned thereto in the Custody Agreement.

Certification of CMI:

The Mortgage Loans listed below were previously delivered by CMI to the Custodian under the corresponding Collateral Submission Summary without a Commitment Number having been assigned thereto. Each such Mortgage Loan has subsequently been assigned a Commitment Number as follows:

                           Original
                     Collateral Submission   Commitment
CMI Loan Number         Summary Number         Number
- ------------------   ---------------------   ----------



- ------------------   ---------------------   ----------

- ------------------   ---------------------   ----------

- ------------------   ---------------------   ----------

- ------------------   ---------------------   ----------

- ------------------   ---------------------   ----------


                              Countrywide Mortgage Investments, Inc.

                              By:_____________________________

                              Name:___________________________

                              Title:__________________________

                              Date:___________________________

                                                                       EXHIBIT C



                              MASTER ESCROW LETTER


                                                            [DATE]


First Chicago National
  Processing Corporation,
as Custodian
1111 South Arroyo Parkway
Suite 630
Pasadena, California  91105

Attention:  Ms. Jeanne Ranallo

  The undersigned closing agent (the "Closing Agent") will from time to time receive funds (the "Origination Funds") for purposes of funding the origination of mortgage loans (the "Mortgage Loans"), which Origination Funds will be provided via wire transfer from The First National Bank of Chicago ("the Bank") on behalf of and as agent for Merrill Lynch Mortgage Capital Inc. ("MLMCI"). Each such wire transfer will contain an instruction to the Closing Agent to the effect that if the Origination Funds have not been disbursed to fund the related Mortgage Loan by the second business day following the date on which the Origination Funds were initially sent by the Bank to the Closing Agent, then the Closing Agent is to return the Origination Funds to the account at the Bank from which such funds were sent not later than the close of business on such second business day.

  The Closing Agent hereby agrees, with respect to the Origination Funds received for each Mortgage Loan, as follows:

  1. The Closing Agent will hold the Origination Funds in trust for the Bank until such time as the related Mortgage Loan is recorded and funds are disbursed in accordance with the escrow instructions contained herein and in the related wire instructions (the "Escrow Instructions");

  2. In the event that the Origination Funds have not been disbursed to fund the related Mortgage Loan by the second business day following the date on which the Origination Funds were initially sent by the Bank to the Closing Agent, then the Closing Agent will return the Origination Funds to the account at the Bank from which such funds were sent not later than the close of business on such second business day; and

  3. Between the time the Origination Funds are received by the Closing Agent and the related Mortgage Loan is recorded, the Closing Agent will accept instructions regarding the use of the Origination Funds that are in conflict with the Escrow Instructions only in writing from the Bank acting as agent for MLMCI.

  The terms of this escrow letter are binding upon the Closing Agent with respect to all Origination Funds received by the Closing Agent from time to time. This escrow letter is irrevocable and coupled with an interest and can only be modified with the express approval of the Bank acting as agent for MLMCI.

Agreed and Acknowledged:

CLOSING AGENT:

By:
               Escrow Officer

                                                                       EXHIBIT D



                          FORM OF MASTER BAILEE LETTER



          [Date]



[TRADE INVESTOR]


Re: Tri-Party Custody Agreement, dated as of October 1, 1993, by and among Countrywide Mortgage Investments, Inc. ("CMI"), Merrill Lynch Mortgage Capital Inc. ("MLMCI"), The First National Bank of Chicago and First Chicago National Processing Corporation, as custodian (the "Custodian")
     -----------------------------------------------------------------------

Gentlemen:

  Countrywide Mortgage Investments, Inc. ("CMI") has sold (subject to its obligation to repurchase), and granted a first priority security interest in, its rights to certain mortgage loans (the "Mortgage Loans") to Merrill Lynch Mortgage Capital Inc. ("MLMCI") under a Master Repurchase Agreement, dated as of October 1, 1993 (the "Master Repurchase Agreement"). First Chicago National Processing Corporation, as custodian (the "Custodian") under the above-referenced Tri-Party Custody Agreement, holds original promissory notes and other documents relating to the Mortgage Loans (the "Loan Documents") on behalf of, and as agent and bailee for, MLMCI. The Custodian, from time to time at the request of CMI and unless MLMCI shall object, will deliver Loan Documents to you for your inspection prior to purchase pursuant to your commitment(s) to purchase the related Mortgage Loans. Any Loan Documents delivered by the Custodian to you shall be accompanied by a letter (a "Supplemental Bailee Letter") substantially in the form attached hereto.

  The Loan Documents (including, without limitation, any assignments of purchase commitments of takeout investors) that are hereafter delivered to you are to be held by you as a bailee and agent for the benefit of the Custodian, as agent and bailee for MLMCI, subject only to direction and control of the Custodian, as agent and bailee for MLMCI, until released as provided in the related Supplemental Bailee Letter, without any right of defense, offset or counterclaim with respect thereto pursuant to any agreement between you and CMI. Any interest you may have in the Mortgage Loans and the proceeds thereof, including without limitation any claim or setoff you may at any time have, is subject to and subordinate to the security interest of MLMCI therein, and you will not exercise any right with respect to the Mortgage Loans or said proceeds without the prior written consent of the Custodian, as agent and bailee for MLMCI.

    Immediately upon purchase by you, the proceeds of the purchase of the related Mortgage Loans in an amount equal to the purchase price set forth in the related purchase commitment issued by you to CMI, a copy of which will be attached to the related Supplemental Bailee Letter, as such purchase price may be adjusted by mutual agreement between you and CMI (such sum being hereinafter referred to as the "Purchase Proceeds"), must be wire transferred in immediately available funds to:


          The First National Bank of Chicago
          ABA No. 071000013
          For credit to the account of Merrill Lynch
            Mortgage Capital Inc.
          Re:  Tri-Party Custody Agreement
            dated as of October 1, 1993
          Acct. No. 19-19873
          Attention: Kathleen Lasky
          Phone: (312) 732-6982

Funds deposited from time to time in the aforementioned account will be distributed to MLMCI pursuant to the Custody Agreement. MLMCI has no obligation to release its first priority security interest in any Mortgage Loans unless MLMCI receives the full amount of the Purchase Proceeds for such Mortgage Loans.

    Loan Documents relating to Mortgage Loans that are not accepted for purchase must be returned immediately to the Custodian, as agent and bailee for MLMCI, at First Chicago National Processing Corporation, 1111 South Arroyo Parkway, Suite 630, Pasadena, California 91105, to the attention of the signatory of the related Supplemental Bailee Letter, or in any event within twenty (20) days after the date of the related Supplemental Bailee Letter.

    You are not to honor any communications from CMI relating to any Mortgage Loans without the written consent of the Custodian, as agent and bailee for MLMCI, or until MLMCI has received the full amount of the Purchase Proceeds.
You are not to deliver any Mortgage Loans to any third party without the written consent of the Custodian, as agent and bailee for MLMCI. In no event shall any Mortgage Loans be returned to CMI or the originator thereof.

    No deviation in performance of the terms of any Supplemental Bailee Letter will alter any of your duties or responsibilities as set forth in this Master Bailee Letter.

    By executing and returning this Master Bailee Letter to the Custodian, as agent and bailee for MLMCI, you agree to observe and be bound by the terms of the Supplemental Bailee Letter relating to Loan Documents delivered to you from time to time as aforesaid. We ask that an authorized officer of [Trade Investor] date and sign this Master Bailee Letter and that a copy of the signed Master Bailee Letter be returned by overnight courier to the Custodian, as agent and bailee for MLMCI, at the aforementioned address.

                                       FIRST CHICAGO NATIONAL PROCESSING
                                         CORPORATION,
                                       as custodian, agent and bailee for MLMCI


                                       By:  _________________________

                                       Its:  _________________________

                                       Date:  _________________________


RECEIVED AND AGREED:


Trade Investor:  ______________

By:  __________________________

Its:  _________________________

Date:  ________________________

                                                                       EXHIBIT E


RE:  POSITION AND SETTLEMENT REPORT


TO: CUSTODIAN: First Chicago National Processing Corporation, 1111 South Arroyo
               Parkway, Suite 630, Pasadena, CA 91105, Attention: Ms. Jeanne Ranallo, PHONE: (818) 441-9017, FAX: (818) 441-6395

MLMCI: Merrill Lynch Mortgage Capital Inc., 101 Hudson Street, 12th Floor, Jersey City, NJ 07302, Attention: Christine Star
               PHONE:  201-557-2482, FAX:  201-557-2485

Bank:          The First National Bank of Chicago, One First National
               Plaza, Chicago, IL  60670, Attention:  Kathleen Lasky, PHONE:
               (312) 732-6982, FAX: (312) 732-3852


                        CUSTODIAN MORTGAGE LOAN BALANCES
                        --------------------------------


                                    (CURRENT BALANCE)   (ORIGINAL BALANCE)
                                    -----------------   ------------------

LOAN BALANCE YESTERDAY              $_________________  $_________________

(AS OF THE CLOSE OF BUS-
INESS ON THE BUSINESS DAY
PRECEDING THE DATE OF THIS
REPORT)

ADD:  NEW LOANS                     $_________________  $_________________


LOAN BALANCE BEFORE REPAYMENTS      $_________________  $_________________

LOAN BALANCE @95%(Max Advance)      $_________________  $_________________

TOTAL PERMITTED BORROWINGS          $_________________  $_________________

                                 MLMCI ADVANCES
                                 --------------

ADVANCE BALANCE YESTERDAY (NET)     $_________________

ADD:  OVERNIGHT ACCRUED INTEREST    $_________________

ADD:  NEW ADVANCES TODAY            $_________________

TODAY'S ADVANCE (A.M.)              $                   (*)
                                     =================



                         PAYMENTS FROM AGENCIES AND CMI
                         ------------------------------


                                    (CURRENT BALANCE)   (ORIGINAL BALANCE)
                                    -----------------   ------------------

LOAN BALANCE BEFORE REPAYMENTS      $_________________  $_________________

TODAY'S PAYMENTS                    $                  $
                                     ----------------   -----------------

LOAN BALANCE AFTER REPAYMENTS       $                  $
                                     ================   =================

LOAN BALANCE @95% (Max Advance)     $                  $
                                     ================   =================

FUNDS RECEIVED FROM AGENCIES
  AND CMI                           $
                                     ================

TRANSFER TO CMI TODAY               $
                                     ----------------

WIRE TO MLMCI TODAY                 $                    (*)
                                     ----------------

TODAY'S ADVANCE (A.M.)              $
                                     ----------------

TODAY'S ADVANCE (NET)               $                  $ % OF FACE VALUE
                                     ----------------    ----------------

COUNTRYWIDE MORTGAGE
 INVESTMENTS, INC.                              BY:
                                                    ---------------------------
VERIFIED AT FIRST CHICAGO NATIONAL PROCESSING
 CORPORATION                                    BY:
                                                    ---------------------------
WIRE AUTHORIZED BY MLMCI    BY:
                               -----------------------------------------

                                                                       EXHIBIT F


                              REQUEST AND RECEIPT
                              -------------------


To:   First Chicago National Processing Corporation

From: Countrywide Mortgage Investments, Inc.

Re: Tri-Party Custody Agreement among Merrill Lynch Mortgage Capital Inc. ("MLMCI"), Countrywide Mortgage Investments, Inc. ("CMI"), The First National Bank of Chicago and First Chicago National Processing Corporation ("Custodian") dated October 1, 1993 (the "Custody Agreement")
      ----------------------------------------------------------


In connection with the Mortgage Loans held by you as the Custodian for MLMCI, CMI hereby requests and acknowledges receipt of the Required Documents for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address and Zip Code__________________________________

                                      __________________________________

Mortgage Loan Number:                 __________________________________

Reason for Requesting Documents (circle one)

1.   Mortgage Loan paid in full

2.   Mortgage Loan liquidated by ________________________________ (CMI hereby certifies that the Repurchase Price related to such Mortgage Loan has been repaid in full)

3.   Mortgage Loan in Foreclosure

4.   Other (explain) ____________________________________________

If item 1 or 2 above is circled, please release to CMI any and all documents in your possession relating to the above specified Mortgage Loan.

If item 3 or 4 above is circled, please acknowledge release of the documents by signing in the appropriate space below and distributing copies of this form to MLMCI and CMI and, upon CMI's return of all of the above documents to you as Custodian, please acknowledge your receipt thereof by signing in the space indicated below, and returning this form to CMI.

                 Acknowledgment of release of documents to CMI:


COUNTRYWIDE MORTGAGE          MERRILL LYNCH MORTGAGE CAPITAL INC.
  INVESTMENTS, INC.           (only required if item 1 or 2 is circled or if
                              Notes relating
By: _______________________   to more than three Mortgage Files
Date: _____________________   or other documents relating to more than ten
                              Mortgage Files have been withdrawn for correction)

                              By:_________________________________________
                              Date:_______________________________________

 Acknowledgment that documents have been released by the Custodian for any of the reasons listed in items 1 through 4 above:

First Chicago National Processing Corporation


By: _______________________   Date:_______________________________________


 Acknowledgment that documents have been returned to the Custodian for the reasons listed in items 3 or 4 above, as applicable:

First Chicago National Processing Corporation


By: _______________________   Date:_______________________________________

                                                                       EXHIBIT G



                       FORM OF SUPPLEMENTAL BAILEE LETTER

                                    [Date]

[TRADE INVESTOR]

Re: Tri-Party Custody Agreement among Merrill Lynch Mortgage Capital Inc.
    ("MLMCI"), Countrywide Mortgage Investments, Inc. ("CMI"), The First National Bank of Chicago and First Chicago National Processing Corporation ("Custodian") dated October 1, 1993 (the "Custody Agreement")
    ---------------------------------------------------------------------------


Gentlemen:

    Reference is made to the Master Bailee Letter, dated ___________, 1993 (the "Master Bailee Letter"), from the Custodian, as agent and bailee for MLMCI that was executed by your authorized signatory. Enclosed with this letter (the "Supplemental Bailee Letter") are ____ original promissory notes evidencing the mortgage loans described on the attached schedule, along with other related documents (hereinafter collectively referred to as the "Mortgage Loans"), for your inspection prior to purchase pursuant to your commitment(s) to purchase such Mortgage Loans. A first priority security interest in the Mortgage Loans and the proceeds thereof has been granted to MLMCI, in accordance with a Master Repurchase Agreement, dated as of October 1, 1993, between MLMCI and CMI.

    Mortgage Loans and all documents relating thereto (including, without limitation, any assignments of purchase commitments of takeout investors) that are now or hereafter delivered to you are to be held by you as a bailee and agent for the benefit of the Custodian, as agent and bailee for MLMCI, subject only to direction and control of the Custodian, as agent and bailee for MLMCI, until released as provided herein, without any right of defense, offset or counterclaim with respect thereto pursuant to any agreement between you and CMI. Any interest you may have in the Mortgage Loans and the proceeds thereof, including without limitation any claim of setoff you may at any time have, is subject to and subordinate to the security interest of MLMCI therein, and you will not exercise any right with respect to the Mortgage Loans or said proceeds without the prior written consent of the Custodian, as agent and bailee for MLMCI.

    Immediately upon purchase by you, the proceeds of such purchase of the Mortgage Loans in an amount equal to the purchase price set forth in the related purchase commitment issued by you to CMI, a copy of which is attached hereto, as such purchase price may be adjusted by mutual agreement between you and CMI (such amount being hereinafter referred to as the "Purchase Proceeds"), must be wire transferred in immediately available funds to:

          The First National Bank of Chicago
          ABA No. 071000013
          For credit to the account of Merrill Lynch
            Mortgage Capital Inc.
          Re:  Tri-Party Custody Agreement
            dated as of October 1, 1993
          Acct. No. 19-19873
          Attention: Kathleen Lasky
          Phone: (312) 732-6982

Funds deposited in the aforementioned account will be distributed to MLMCI pursuant to the Custody Agreement. MLMCI has no obligation to release its first priority security interest in the Mortgage Loans unless MLMCI receives the full amount of the Purchase Proceeds for the Mortgage Loans. Subject to the foregoing, upon MLMCI's receipt of the full amount of the Purchase Proceeds, its security interest in the Mortgage Loans shall terminate without further action.

    Mortgage Loans that are not accepted for purchase must be returned immediately to the Custodian, as agent and bailee for MLMCI, at First Chicago National Processing Corporation, 1111 South Arroyo Parkway, Suite 630, Pasadena, California 91105, to the attention of the undersigned, or in any event within twenty (20) days after the date of this Supplemental Bailee Letter. The Custodian, as agent and bailee for MLMCI, reserves the right at any time, prior to receipt of the Purchase Proceeds, to demand the return of the Mortgage Loans.

    You are not to honor any communications from CMI relating to any Mortgage Loans without the written consent of the Custodian, as agent and bailee for MLMCI, or until MLMCI has received the full amount of the Purchase Proceeds.
You are not to deliver any Mortgage Loans to any third party without the written consent of the Custodian, as agent and bailee for MLMCI. In no event shall the Mortgage Loans enclosed herein be returned to CMI or the originator thereof.

    No deviation in performance of the terms of any previous Supplemental Bailee Letter will alter any of your duties or responsibilities as set forth in this Supplemental Bailee Letter.

    By accepting the Mortgage Loans for inspection and pursuant to your agreement under the Master Bailee Letter, you are bound by the terms of this Supplemental Bailee Letter and the notices referred to herein.

                                      FIRST CHICAGO NATIONAL PROCESSING
                                        CORPORATION,
                                      as custodian, agent and bailee for MLMCI


                                      By:  ____________________________

                                      Its:  ___________________________

                                      Date:  __________________________

                                                                       EXHIBIT H


                 LIST OF TAKEOUT INVESTORS AND TRADE INVESTORS
                 ---------------------------------------------


American Residential Mortgage, Inc.
Arbor National Mortgage
Bear, Stearns & Co. Inc.
Capstead Mortgage Corporation
Countrywide Funding Corporation
Countrywide Mortgage Conduit
Countrywide Mortgage Investments, Inc.
Dean Witter Reynolds Inc.
Directors Mortgage Loan Corp.
The First Boston Corporation
First Franklin Financial Corporation
Fleet Financial Group, Inc.
Goldman, Sachs & Co.
Greenwich Capital Markets, Inc.
Imperial Credit Industries
Kidder, Peabody & Co. Incorporated
Margaretten & Company, Inc.
Merrill Lynch Government Securities, Inc.
Morgan Stanley & Co. Incorporated
Nomura International
North American Mortgage
Norwest Mortgage, Inc.
PaineWebber Incorporated
Plaza Home Mortgage Bank, F.S.B.
The Prudential Home Mortgage Company Inc.
Residential Funding Corporation
Salomon Brothers Inc
Saxon Mortgage Funding Corporation
Shearson Lehman Brothers Inc.

                                                                       EXHIBIT I



                  WITHDRAWAL OF REQUIRED DOCUMENTS PROCEDURES
                  -------------------------------------------


    CMI and the Custodian will adhere to the following procedures with respect to the withdrawal of Required Documents:

 (i) A Request and Receipt form will be prepared by CMI and signed by an authorized officer of CMI and submitted to the Custodian.

 (ii) Custodian will review the Request and Receipt and all previous Request and Receipt forms maintained by the Custodian pursuant to clause (iv) below to ensure that Notes from not more than three Mortgage Files and documents from not more than ten Mortgage Files in aggregate are being, or have been, withdrawn for correction.

       If Notes from three or fewer Mortgage Files and other documents from ten or fewer Mortgage Files are being requested or have been withdrawn for correction, the Custodian shall acknowledge such release on the Request and Receipt form, return the original Request and Receipt to CMI and maintain a copy and a log of each Request and Receipt form indicating the sequential number, date issued, Mortgage Loan number, Mortgagor, Note amount and date documents are returned.

       If documents from more than three Mortgage Files or other documents from more than ten Mortgage Files are being requested or have been withdrawn for correction, or if the documents are being permanently withdrawn, the Custodian shall only release such documents with the express written approval of MLMCI, which approval shall be indicated on the related Request and Receipt.

 (iii) Upon return of the documents to the Custodian, the Request and Receipt form will be surrendered to the Custodian for acknowledgment of such return of documents. Thereupon, such original will be returned to CMI.

 (iv) The Custodian will maintain photocopies of all Request and Receipt forms in a vault, drawer or other depository of a type which is suitable and customary for such documents controlled solely by the Custodian with the forms filed in numerical order.

                                                                       EXHIBIT J



                       ACKNOWLEDGMENT FROM THE CUSTODIAN
                       ---------------------------------


To:  ________________
From: First Chicago National Processing Corporation, as Custodian
Date: ________________


      The undersigned hereby acknowledges that it is in possession of the Required Documents with respect to the Mortgage Loans identified in the Notice Schedule attached to the Notice to the Custodian, dated [date] from [transferor] (a copy of which Notice is attached hereto) and it is holding such Required Documents as custodian for [transferee] and subject to the terms of the Tri-Party Custody Agreement dated as of October 1, 1993, among Countrywide Mortgage Investments, Inc., Merrill Lynch Mortgage Capital Inc., The First National Bank of Chicago and First Chicago National Processing Corporation, as Custodian ("Custody Agreement").

      No person or entity other than [transferee] may rely or shall be entitled to rely on this acknowledgment.


                                    First Chicago National Processing
                                      Corporation, as Custodian


                                    By:_________________________________________

                                    Name:_______________________________________

                                    Title:______________________________________

cc:  Merrill Lynch Mortgage Capital Inc.

                                                                       EXHIBIT K


                            NOTICE TO THE CUSTODIAN
                            -----------------------


To:   First Chicago National Processing Corporation, as Custodian


From: _______________________________

Date: _______________________________


        You are hereby notified that the undersigned has assigned its right, title and interest in and to the Mortgage Loans identified in the schedule attached hereto (the "Notice Schedule") to [transferee's name and address] and the undersigned hereby releases all right, title and interest in and to such Mortgage Loans. You are hereby instructed to hold the related Required Documents pursuant to the terms of the Tri-Party Custody Agreement, dated as of October 1, 1993 (the "Custody Agreement") among Countrywide Mortgage Investments, Inc., Merrill Lynch Mortgage Capital Inc., The First National Bank of Chicago and First Chicago National Processing Corporation, as custodian (the "Custodian"), for the sole and exclusive benefit of [name of transferee]. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed in the Custody Agreement.

                              [________________________]

                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------

[Name of transferee] hereby acknowledges that (i) the Mortgage Loans listed on the Notice Schedule are being held for it by the Custodian pursuant to the terms of the Custody Agreement, (ii) it agrees to be bound by the terms and conditions of the Custody Agreement and (iii) the Custodian will not act on any request of a Third Person to deliver Required Documents unless such Third Person has delivered to the Custodian an executed Notice of Default Certificate.

[NAME OF TRANSFEREE]

By:  ___________________________

Name:  _________________________

Title:  ________________________

                                                                       EXHIBIT L



                         NOTICE OF DEFAULT CERTIFICATE
                       (REQUEST FOR RELEASE OF DOCUMENTS)


To:  First Chicago National Processing Corporation, as custodian

Re:  Tri-Party Custody Agreement dated as of October 1, 1993 among Countrywide Mortgage Investments, Inc.,
     Merrill Lynch Mortgage Capital Inc., The First
     National Bank of Chicago and First Chicago National
     Processing Corporation, as Custodian
     ------------------------------------------------------

     As the transferee of certain Mortgage Loans identified in the Notice Schedule attached to the Notice to the Custodian, dated [date] from [transferor] (a copy of which is attached hereto), we hereby notify you that an event of default has occurred under our agreement with Merrill Lynch Mortgage Capital Inc. and we are entitled to receive the Required Documents relating to the Mortgage Loans so identified in such Notice Schedule. Accordingly, we request the release, and acknowledge receipt, of such Required Documents relating to the Mortgage Loans identified in such Notice Schedule and described below.

CMI Mortgage Loan Number:
- ------------------------


                                    [                                 ]
                                     ---------------------------------
                                    By:
                                       -------------------------------

                                    Title:
                                          ----------------------------
                                    Date:
                                          ----------------------------
Notice of Default Certificate received by Custodian on [date]:

First Chicago National Processing Corporation, as Custodian


By:  ________________________

Date:  ______________________

                                                                       EXHIBIT M



                           CUSTODIAN'S WEEKLY REPORT
                           -------------------------


TO:    _________________________

FROM:  First Chicago National Processing Corporation, as Custodian

DATE:  ____________________

RE:    Tri-Party Custody Agreement dated as of
       October 1, 1993 among Countrywide Mortgage
       Investments, Inc., Merrill Lynch Mortgage
       Capital Inc., The First National Bank of
       Chicago and First Chicago National Processing
       Corporation, as Custodian
       ---------------------------------------------

       The Custodian hereby advises you that it is holding Mortgage Files on your behalf as your custodian relating to Mortgage Loans (other than Mortgage Loans allocated to a GNMA, FNMA or FHLMC Pool for securitization or purchase by an Agency) that as of the date hereof, based solely upon the most current data provided to the Custodian by or on behalf of Countrywide Mortgage Investments, Inc., had an outstanding principal balance of $____________.

       The following Mortgage Loans, as of the date hereof, have been subject to the Custody Agreement for more than sixty (60) days in aggregate:

       (Check one and                   ___ None
        attach schedule                 ___ The Mortgage Loans
        if applicable)                      listed on Schedule 1
                                            hereto

       The following Mortgage Loans, as of the date hereof, have been subject to the Custody Agreement for a period after the date occurring thirty-seven (37) days prior to the expiration date for the related Commitment/Certificate of
Insurance:

       (Check one and                   ___ None
        attach schedule                 ___ The Mortgage Loans
        if applicable)                      listed on Schedule 2
                                            hereto

       The following Mortgage Loans, as of the date hereof, have been subject to the Custody Agreement for more than two (2) Business Days and a Commitment Number has not yet been assigned.

       (Check one and                   ___ None
        attach schedule                 ___ The Mortgage Loans
        if applicable)                      listed on Schedule 3
                                            hereto

       All initially capitalized terms used herein shall have the meanings ascribed to them in the above-referenced Custody Agreement.

                                       FIRST CHICAGO NATIONAL PROCESSING
                                         CORPORATION, as Custodian


                                       By: _________________________

                                       Name: _______________________

                                       Title: ______________________

                                                                       EXHIBIT N

                        FORM OF MORTGAGE LOAN SCHEDULE

                                    [DATE]
             ----------------------------------------------------

                                              Original      Outstanding
  CMI Loan      Mortgagor                     Principal     Principal
   Number         Name          Note Rate       Amount        Amount        Loan Type
- -----------  ---------------  ------------  -------------  -------------  -------------










                                                             Commitment      Expiration Date of
  CMI Loan      Mortgagor     Loan-to Value                    Number      Commitment/Certificate
   Number         Name            Ratio      Maturity Date    (if any)      of Insurance (if any)
- -----------  --------------- --------------  -------------  -------------  -----------------------











                                                                     EXHIBIT O-1



                 FORM OF MASTER AGENCY CUSTODIAN BAILEE LETTER



                                    [Date]

[NAME AND ADDRESS OF
 AGENCY CUSTODIAN]


  Re: Tri-Party Custody Agreement, dated as of October 1, 1993, by and among Countrywide Mortgage Investments, Inc. ("CMI"), Merrill Lynch Mortgage Capital Inc. ("MLMCI"), The First National Bank of Chicago and First Chicago National Processing Corporation, as custodian (the "Custodian")
       -----------------------------------------------------------------------

Gentlemen:

       Countrywide Mortgage Investments, Inc. ("CMI") has sold (subject to its obligation to repurchase), and granted a first priority security interest in, its rights to certain mortgage loans (the "Mortgage Loans") to Merrill Lynch Mortgage Capital Inc. ("MLMCI") under a Master Repurchase Agreement, dated as of October 1, 1993 (the "Master Repurchase Agreement"). First Chicago National Processing Corporation, as custodian (the "Custodian") under the above-referenced Tri-Party Custody Agreement, holds original promissory notes and other documents relating to the Mortgage Loans (the "Loan Documents") on behalf of, and as agent and bailee for, MLMCI. The Custodian, from time to time at the request of CMI and unless MLMCI shall object, will deliver Loan Documents to you for your review in connection with the securitization or purchase of such Mortgage Loans by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as applicable. Any Loan Documents delivered by the Custodian to you shall be accompanied by a letter (a "Supplemental Agency Custodian Bailee Letter") substantially in the form attached hereto.

       Loans Documents that are now or hereafter delivered to you are to be held by you as a bailee and agent for the benefit of the Custodian, as agent and bailee for MLMCI, subject only to direction and control of the Custodian, as agent and bailee for MLMCI, until released as provided in the related Supplemental Agency Custodian Bailee Letter, without any right of defense, offset or counterclaim with respect thereto pursuant to any agreement between you and CMI or any other Person. Any interest you may have in the Mortgage

                                     O-1-1

Loans and the proceeds thereof, including without limitation any claim or setoff you may at any time have, is subject to and subordinate to the security interest of MLMCI therein, and you will not exercise any right with respect to the Mortgage Loans or said proceeds without the prior written consent of the Custodian, as agent and bailee for MLMCI.

       Mortgage Loans that, upon your review, are not acceptable for securitization or purchase by the related Agency must be returned immediately to the Custodian, as agent and bailee for MLMCI, at First Chicago National Processing Corporation, 1111 South Arroyo Parkway, Suite 630, Pasadena, California 91105, to the attention of the signatory of the related Supplemental Agency Custodian Bailee Letter, or in any event, within twenty (20) days after the date of the related Supplemental Agency Custodian Bailee Letter. The Custodian, as agent and bailee for MLMCI reserves the right at any time, prior to your initial certification of the related pool to the applicable Agency, to demand the return of the Mortgage Loans.

           You are not to honor any communications from the originator of the related Mortgage Loan or from CMI with respect to any Mortgage Loan without the written consent of the Custodian, as agent and bailee for MLMCI. You are not to deliver any Mortgage Loans to any third party without the written consent of the Custodian, as agent and bailee for MLMCI. In no event shall any Mortgage Loans be returned to CMI or the originator thereof.

       No deviation in performance of the terms of any previous Supplemental Agency Custodian Bailee Letter will alter any of your duties or responsibilities as set forth in this Master Agency Custodian Bailee Letter.

       By executing and returning this Master Agency Custodian Bailee Letter to the Custodian, as agent and bailee for MLMCI, you agree to observe and be bound by the terms of the Supplemental Agency Custodian Bailee Letter relating to Loan Documents delivered to you from time to time as aforesaid. We ask that you promptly

                                     O-1-2
date and sign this Master Agency Custodian Bailee Letter and that you return a copy of this Master Agency Custodian Bailee Letter to the Custodian, as agent and bailee for MLMCI, via facsimile transmission (fax no. (818) 441-6395,
Attention:  Jeanne Ranallo).

                                    FIRST CHICAGO NATIONAL
                                    PROCESSING CORPORATION,
                                    as agent and bailee for MLMCI


                                    By:  _________________________

                                    Its:  ________________________

                                    Date:  _______________________

RECEIVED AND ACKNOWLEDGED:

[AGENCY CUSTODIAN]


By:  ________________________

Its:  _______________________

Date:  ______________________

                                     O-1-3

                                                                     EXHIBIT O-2


              FORM OF SUPPLEMENTAL AGENCY CUSTODIAN BAILEE LETTER


                                                            [Date]


[NAME AND ADDRESS OF
 AGENCY CUSTODIAN]


     Re: Tri-Party Custody Agreement, dated as of October 1, 1993, by and among
         Countrywide Mortgage Investments, Inc. ("CMI"), Merrill Lynch Mortgage Capital Inc. ("MLMCI"), The First National Bank of Chicago and First Chicago National Processing Corporation, as custodian (the "Custodian")
         -----------------------------------------------------------------------

Gentlemen:

         Reference is made to the Master Agency Custodian Bailee Letter, dated ___________, 1993 (the "Master Agency Custodian Bailee Letter"), from the Custodian, as agent and bailee for MLMCI, that was executed by your authorized signatory. Enclosed with this letter (the "Supplemental Bailee Letter") are ____ original promissory notes evidencing the mortgage loans described on the attached schedule, along with other related documents (hereinafter collectively referred to as the "Mortgage Loans"), for your review in connection with the securitization or purchase of such Mortgage Loans by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, as applicable (each an "Agency"). A first priority security interest in the Mortgage Loans and proceeds thereof has been granted to MLMCI, in accordance with a Master Repurchase Agreement, dated as of October 1, 1993, between MLMCI and CMI.

          Mortgage Loans and all documents relating thereto that are now or hereafter delivered to you are to be held by you as a bailee and agent for the benefit of the Custodian, as agent and bailee for MLMCI, subject only to direction and control of the Custodian, as agent and bailee for MLMCI, until released as provided herein, without any right of defense, offset or counterclaim with respect thereto pursuant to any agreement between you and CMI or any other Person. Any interest you may have in the Mortgage Loans and the proceeds thereof, including without limitation any claim of setoff you may at any time have, is subject to and subordinate to the security interest of MLMCI therein, and you will not exercise any right with respect to the Mortgage Loans or said proceeds without

                                     O-2-1
the prior written consent of the Custodian, as agent and bailee for MLMCI.

          The first priority security interest of MLMCI in the Mortgage Loans will be released upon (i) receipt by MLMCI or its agent of an Agency security backed by such Mortgage Loans and registered in the name of MLMCI or its agent or (ii) receipt of the proceeds of the purchase of the Mortgage Loans, in the case of Mortgage Loans being sold to an Agency under its cash purchase program, in the form of immediately available funds deposited into the following account:

          The First National Bank of Chicago
          ABA No. 071000013
          For credit to the account of Merrill Lynch
          Mortgage Capital Inc.
          Re:  Tri-Party Custody Agreement
          dated as of October 1, 1993
          Acct. No. 19-19873
          Attention: Kathleen Lasky
          Phone: (312) 732-6982

Funds deposited in the aforementioned account will be distributed to MLMCI pursuant to the Tri-Party Custody Agreement.

          Mortgage Loans that, upon your review, are not acceptable for securitization or purchase by the related Agency must be returned immediately to the Custodian, as agent and bailee for MLMCI, at First Chicago National Processing Corporation, 1111 South Arroyo Parkway, Suite 630, Pasadena, California 91105, to the attention of the undersigned, or in any event, within twenty (20) days after the date of this Supplemental Agency Custodian Bailee Letter. The Custodian, as agent and bailee for MLMCI, reserves the right at any time, prior to your initial certification of the related pool to the applicable Agency, to demand the return of the Mortgage Loans.

           You are not to honor any communications from the originator of the related Mortgage Loan or from CMI with respect to any Mortgage Loans without the written consent of the Custodian, as agent and bailee for MLMCI. You are not to deliver any Mortgage Loans to any third party without the written consent of the Custodian, as agent and bailee for MLMCI. In no event shall the Mortgage Loans enclosed herein be returned to CMI or the originator thereof.

          No deviation in performance of the terms of any previous Supplemental Agency Custodian Bailee Letter will alter any of your duties or responsibilities as set forth in this Supplemental Agency Custodian Bailee Letter.

          By accepting the Mortgage Loans for review, you are bound by the terms of this Supplemental Agency Custodian Bailee Letter, and

                                     O-2-2
the notices stated herein, whether or not you sign or return this Supplemental Agency Custodian Bailee Letter to the Custodian, as agent and bailee for MLMCI. We ask that you promptly date and sign this Supplemental Agency Custodian Bailee Letter and that you return a copy of this Supplemental Agency Custodian Bailee Letter to the Custodian, as agent and bailee for MLMCI, via facsimile transmission (fax no. (818) 441-6395, Attention: Jeanne Ranallo), within one business day of your receipt of the Mortgage Loans.


                                          FIRST CHICAGO NATIONAL
                                          PROCESSING CORPORATION,
                                          as agent and bailee for MLMCI


                                          By:  _________________________

                                          Its:  ________________________

                                          Date:  _______________________

                                     O-2-3

                                   SCHEDULE I



CMI NOTICES
- -----------

Name:                         Address:   Countrywide Mortgage
                                           Investments, Inc.
Title:                                   155 North Lake Avenue
                                         Pasadena, California 91101
Telephone:

Facsimile:


CMI AUTHORIZATIONS
- ------------------

Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for CMI under this Agreement:

      Name                    Signature                      Title

- -----------------       ---------------------         ------------------

- -----------------       ---------------------         ------------------

- -----------------       ---------------------         ------------------

CUSTODIAN NOTICES
- -----------------

Name:     Jeanne Ranallo      Address:   First Chicago National
                                           Processing Corporation
                                         1111 South Arroyo Parkway
Telephone:  (818) 441-9017               Suite 630
                                         Pasadena, California  91105
Facsimile:  (818) 441-6395


CUSTODIAN AUTHORIZATIONS
- ------------------------

Any person whose signature and title appears below is authorized, acting singly, to act for Custodian, or for Custodian as Agent for MLMCI, under this Agreement:

      Name                    Signature                      Title

- -----------------       ---------------------         ------------------

- -----------------       ---------------------         ------------------

- -----------------       ---------------------         ------------------

BANK NOTICES
- ------------

Name:  Kathleen Lasky             Address:  The First National Bank of Chicago
                                            One First National Plaza
Telephone:  (312) 732-6982                  Chicago, Illinois  60670

Facsimile:  (312) 732-3852


BANK AUTHORIZATIONS
- -------------------

Any person whose signature and title appears below is authorized, acting singly, to act for the Bank, or for the Bank as Agent for MLMCI, under this Agreement:

     Name                      Title                   Signature

- ---------------------   -----------------------   ---------------------

- ---------------------   -----------------------   ---------------------

- ---------------------   -----------------------   ---------------------


MLMCI NOTICES
- -------------

Name:  Christine Star             Address:  Merrill Lynch Mortgage
                                                Capital Inc.
Telephone:  (201) 557-2482                  101 Hudson Street
                                            12th Floor
Facsimile:  (201) 557-2485                  Jersey City, New Jersey  07302


MLMCI AUTHORIZATIONS
- --------------------

Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for MLMCI under this Agreement:

       Name               Title              Signature

Gary F. Rupert           Director          ________________________

Louis V. Molinari        Director          ________________________

Mary Beth Gould          Supervisor        ________________________

Cory G. Carlesimo        Trader            ________________________

                                      I-2